                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                  POPULAR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                  POPULAR, INC.
                                 P.O. BOX 362708
                        SAN JUAN, PUERTO RICO 00936-2708

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 30, 2004

                          ----------------------------

To the Stockholders of Popular, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Popular, Inc. (the "Meeting") for the year 2004 will be held at 9:00 a.m. on Friday, April 30, 2004, on the third floor of the Centro Europa Building, in Santurce, Puerto Rico, to consider and act upon the following matters:

         (1) To elect three (3) directors assigned to "Class 2" of Popular, Inc. (the "Corporation") for a three-year term,

         (2) To elect a director to fill a vacancy as a "Class 3" director and reassign a director from "Class 1" to "Class 3," and thereby cause "Class 3" to have the same number of directors as the other two classes,

         (3) To ratify the selection of the Corporation's independent auditors for 2004,

         (4) To amend Article Fifth of the Restated Articles of Incorporation to increase the authorized number of shares of common stock, par value
         $6 ("Common Stock"), from 180,000,000 to 470,000,000,

         (5) To amend Article Fifth of the Restated Articles of Incorporation to increase the authorized number of shares of preferred stock without par value ("Preferred Stock") from 10,000,000 to 30,000,000,

         (6) To amend Article Eighth of the Restated Articles of Incorporation to eliminate the requirement that the total number of directors shall always be an odd number;

         (7) To approve the Corporation's 2004 Omnibus Incentive Plan; and

         (8) To transact any and all other business as may be properly brought before the Meeting or any adjournments thereof. Management at present knows of no other business to be brought before the Meeting.

         Stockholders of record at the close of business on March 11, 2004, are entitled to notice of and to vote at the Meeting.

         You are cordially invited to attend the Meeting. Whether you plan to attend or not, please sign and return the enclosed proxy so that the Corporation may be assured of the presence of a quorum at the Meeting. A postage-paid envelope is enclosed for your convenience. REMEMBER THAT YOU CAN VOTE BY TELEPHONE OR BY INTERNET; FOR FURTHER DETAILS PLEASE REFER TO THE ENCLOSED PROXY CARD.

         San Juan, Puerto Rico, March 17, 2004.

                                             By Order of the Board of Directors,

                                                      SAMUEL T. CESPEDES
                                                          Secretary

CONTENTS


About the Meeting                                                                                3

Principal Stockholders                                                                           5

Shares Beneficially Owned by Directors and Executive Officers of the Corporation                 6

Section 16 (a) Beneficial Ownership Reporting Compliance                                         7

Board of Directors and Committees                                                                7

Proposal 1: Election of Directors for a three-year term                                          7

Proposal 2: Election of Directors for a one-year term                                            8

            Nominees for Election as Directors                                                   9

Board of Directors Independence                                                                 12

Shareholders Communication with the Board                                                       12

Standing Committees                                                                             12

Audit Committee Report                                                                          14

Audit Committee Financial Expert                                                                15

Compensation of Directors                                                                       15

Executive Officers                                                                              16

Family Relationships                                                                            19

Proposal 3: Ratification of Selection of Auditors                                               20

Disclosure of Auditor's Fees                                                                    20

Proposal 4 & 5: Amendment to the Article Fifth of the Restated Articles of Incorporation        21

Proposal 6: Amendment to the Article Eighth of the Restated Articles of Incorporation           23

Proposal 7: Approval of the Corporation's 2004 Omnibus Incentive Plan                           24

Executive Compensation Program- Report of the Compensation
  Committee on Executive Compensation                                                           30

Executive Compensation                                                                          32

        Summary Compensation Table                                                              32

        Stock Option Plan                                                                       33

        Profit Sharing, Benefit Restoration, Retirement Plans and Savings and Stock Plans       35

Popular, Inc. Performance Graph                                                                 38

Incorporation by Reference                                                                      38

Proposal of Security Holders to be Presented at the 2005 Annual Meeting of Stockholders         38

Annex A                                                                                         39

Annex B                                                                                         41

Annex C                                                                                         43

Annex D                                                                                         47

Annex E                                                                                         52

Annex F                                                                                         54

Annex G                                                                                         55

ABOUT THE MEETING

WHO IS SOLICITING MY VOTE?

The Board of Directors of the Corporation (the "Board") is soliciting your vote at the Meeting.

WHAT WILL I BE VOTING ON?

         During 2004, the Board will be subject to several modifications in response to corporate policy and strengthened corporate governance.

         First, as a result of the Board's existing policy, which provides that no person shall be nominated for reelection as director if during the term to be served such person would attain 72 years of age, two directors will not be nominated for reelection at the Meeting. In addition, one director has requested an early retirement from the Board, and will retire one year before his term as director expires. This director would not have been nominated for reelection in 2005 under the Board policy regarding attainment of 72 years of age during the term to be served.

         Second, following the Corporation's desire to strengthen its corporate governance, two directors who are also employees of the Corporation will resign from the Board effective the date of the Meeting.


         As a result of the changes described above, the Board's three classes will not be as nearly equal in number as possible, as provided in the Corporation's Articles of Incorporation. Therefore, the Board is proposing the nomination of two directors for election for a one-year term. One of these nominees is a director who will be reclassified from a "Class 1" to a "Class 3" director. If the stockholders approve the proposals regarding the election of directors, the Board will be divided in three classes of equal number of directors.


The Corporation's stockholders will be voting on:

         -        Election of directors (see pages 7 and 8).

         - Ratification of PricewaterhouseCoopers LLP as the Corporation's auditors for 2004 (see page 20).

         - Amendment to Article Fifth of Restated Articles of Incorporation to increase the authorized number of shares of common and preferred stock (see page 21).

         - Amendment to Article Eighth of Restated Articles of Incorporation to eliminate the requirement that the total number of directors shall always be an odd number (see page
                  23).

         - Approval of the Corporation's 2004 Omnibus Incentive Plan (see page 24).

HOW MANY VOTES DO I HAVE?

You will have one vote for every share of the Corporation Common Stock you owned on March 11, 2004 (the record date).

HOW MANY VOTES CAN ALL STOCKHOLDERS CAST?

One vote for each of Popular, Inc.'s 132,999,351 shares of Common Stock that were outstanding on the record date. The shares covered by any proxy that is properly executed and received by management before 9:00 a.m. on the day of the Meeting will be voted.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A majority of the votes that can be cast. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Corporation as members of the vote-counting committee for the Meeting. We urge you to vote by proxy even if you plan to attend the Meeting, so that we will know as soon as possible that enough votes will be present for us to hold the Meeting.

HOW DO I VOTE?

You can vote either in person at the Meeting or by proxy without attending the Meeting.

To vote by proxy, you must either


         - Fill out the enclosed Proxy Card, date and sign it, and return it in the enclosed postage-paid envelope,


         - Vote by telephone (instructions are on the Proxy Card, as authorized by the Puerto Rico Corporation Law and the Bylaws of the Corporation), or

         - Vote by Internet (instructions are on the Proxy Card, as authorized by the Puerto Rico Corporation Law and the Bylaws of the Corporation).

If you want to vote in person at the Meeting, and you hold your Common Stock through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the Meeting.

In addition to solicitation by mail, management may participate in the solicitation of proxies by telephone, personal interviews or otherwise. The Board has engaged the firm of Georgeson & Company, Inc. to aid in the solicitation of proxies. The cost of solicitation will be borne by the Corporation and is estimated at $6,500.

To avoid delays in ballot taking and counting, and in order to assure that your proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested: upon signing a proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title. If shares are in the names of more than one recordholder, all recordholders should sign.

CAN I CHANGE MY VOTE?


Yes. Just send in a new Proxy Card with a later date, or cast a new vote by telephone or Internet, or send a written notice of revocation to the President or Secretary of Popular, Inc., P.O. Box 362708, San Juan, Puerto Rico 00936-2708, delivered before the proxy is exercised. If you attend the Meeting and want to vote in person, you can request that your previously submitted proxy not be used.


HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

For purposes of determining a quorum, the members of the vote-counting committee will treat abstentions and brokers non-votes as shares that are present and entitled to vote. A broker non-vote results when a broker or nominee has expressly indicated in the proxy that it does not have discretionary authority to vote on a particular matter. As to the election of directors, the Proxy Card being provided by the Board enables stockholders to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. The election of directors, approval of the Corporation's 2004 Omnibus Incentive Plan and the ratification of independent auditors will be acted upon a majority of the votes cast. Therefore, abstentions and brokers non-votes will not have an effect on the election of directors of the Corporation, and the approval of the Corporation's 2004 Omnibus Incentive Plan or the ratification of independent auditors. As to the proposals to amend Article Fifth of the Restated Articles of Incorporation, the affirmative vote of the holders of a majority of the outstanding shares is required. As to the proposal to amend Article Eighth of the Restated Articles of Incorporation, a vote of two-thirds of the outstanding shares is required. Therefore, abstentions and broker non-votes will have the same effect as a vote against the proposals to amend the Restated Articles of Incorporation.

COULD OTHER MATTERS BE DECIDED AT THE MEETING?

The Board does not intend to present any business at the Meeting other than that described in the Notice of Meeting. The Board at this time knows of no other matters, which may come before the Meeting. However, if any new matter requiring the vote of the stockholders is properly presented before the Meeting, proxies may be voted with respect thereto in accordance with the best judgment of Proxyholders, under the discretionary power granted by stockholders to their proxies in connection with general matters.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be good and may be voted at the postponed or adjourned Meeting. You will still be able to change or revoke your proxy until it is voted.

WHAT SHOULD I RECEIVE?

By now you should have received the Corporation's Annual Report, including the financial statements for the year ended December 31, 2003, duly certified by PricewaterhouseCoopers LLP as independent public accountants. The Proxy Statement, the enclosed Annual Report, the Notice of Annual Meeting of Stockholders and the form of proxy are being sent to stockholders on or about March 17, 2004.

PRINCIPAL STOCKHOLDERS

         Following is the information, to the extent known by the persons on whose behalf this solicitation is made, with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's voting securities.

                                                                      AMOUNT AND NATURE     PERCENT
                                                                        OF BENEFICIAL          OF
TITLE OF CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER                   OWNERSHIP         CLASS (1)
Common             State Farm Mutual Automobile Insurance
                   Company-One State Farm Plaza, Bloomington,
                   IL 61701                                             8,790,024(2)         6.6091

-------------------------


(1) Based on 132,999,351 shares of Common Stock outstanding as of March 1, 2004.


(2) On February 2, 2004 State Farm Mutual Automobile Insurance Company ("State Farm") and affiliated entities filed a joint statement on
         Schedule 13-G with the Securities and Exchange Commission reflecting their holdings as of December 31, 2003. According to said statement, State Farm and its affiliates might be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934. State Farm and its affiliates could also be deemed to be the beneficial owners of 8,790,024 shares of the Corporation. However, State Farm and each such affiliate disclaim beneficial ownership as to all shares as to which each such person has no right to receive the proceeds of sale of the shares, and also disclaim that they constitute a "group".

SHARES BENEFICIALLY OWNED BY DIRECTORS AND EXECUTIVE OFFICERS OF THE CORPORATION

         The Corporation encourages its executive officers ("Executive Officers") to attain an investment position in the Corporation's stock equal to their annual salary. The following table sets forth information concerning the beneficial ownership of the Corporation's Common Stock as of February 27, 2004 for each director of the Corporation and each named executive officer listed in the Summary Compensation Table and the number of shares beneficially owned by all directors and executive officers of the Corporation as a group:

                                  COMMON STOCK


                                                    AMOUNT AND NATURE           PERCENT OF
NAME                                             OF BENEFICIAL OWNERSHIP        CLASS (1)
Juan J. Bermudez .........................              588,651 (2)                .4426
Jose B. Carrion Jr. ......................            1,014,549 (3)                .7628
Richard L. Carrion .......................            1,124,612 (4)                .8456
David H. Chafey Jr. ......................              102,139                    .0768
Antonio Luis Ferre .......................            2,917,556 (5)               2.1937
Maria Luisa Ferre ........................            3,124,267 (6)               2.3491
Hector R. Gonzalez .......................              967,306                    .7273
Jorge A. Junquera ........................              120,525 (7)                .0906
Manuel Morales Jr. .......................              550,795 (8)                .4141
Francisco M. Rexach Jr. ..................              219,181 (9)                .1648
Frederic V. Salerno. .....................                1,000                    .0008
Felix J. Serralles Jr. ...................              429,660 (10)               .3231
Jose R. Vizcarrondo ......................               26,720 (11)               .0201
Julio E. Vizcarrondo Jr. .................            1,309,958 (12)               .9849
Maria I. Burckhart .......................               68,063                    .0512
Carlos Colino ............................                2,883                    .0022
Roberto R. Herencia ......................               20,000                    .0150
Tere Loubriel ............................               14,677                    .0110
Emilio Pinero ............................               40,541                    .0305
Brunilda Santos ..........................                8,365                    .0063
Carlos J. Vazquez ........................              108,535 (13)               .0816
Felix M. Villamil ........................                5,325                    .0040


All Directors and Executive Officers
  of the Corporation as a group
  (21 persons) ...........................            9,622,934                   7.2353


(1) For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of a security if that person has the right to acquire beneficial ownership of such security within 60 days. As of March 1, 2004, there were 132,999,351 shares of Common Stock outstanding.



(2) Excludes 15,897 shares owned by his wife, as to which Mr. Bermudez disclaims beneficial ownership.



(3) Mr. Carrion Jr. owns 708,558 shares, has voting power over 524 shares owned by his daughter and has voting and investment power over 292,606 shares owned by Collosa Corporation which he owns. Excludes 15,808 shares owned by his wife to which he disclaims beneficial ownership. Junior Investment Corporation owns 4,434,846 shares of the Corporation. Mr. Carrion Jr. owns .29% of the shares of said corporation.



(4) Mr. Carrion owns 304,725 shares and also has indirect investment power over 25,493 shares owned by his children and 1,000 shares owned by his wife. Junior Investment Corporation owns 4,434,846 shares of the Corporation. Mr. Carrion owns 17.89% of the shares of said corporation.



(5) Mr. Ferre has direct or indirect investment and voting power over 2,917,556 shares of the Corporation. Mr. Ferre owns 4,473 shares and has indirect investment and voting power over 3,200 shares owned by South Management, Inc. and 400 shares owned by his wife. Mr. Ferre owns 51% of Ferre Investment Fund, Inc., which owns 1,483,484 shares of the Corporation. Ferre Investment Fund, Inc. in turn owns 90% of El Dia, Inc., which owns 1,425,978 shares of the Corporation.

(6) Mrs. Ferre has direct or indirect investment and voting power over 3,124,267 shares of the Corporation. Mrs. Ferre owns 2,775 shares of the Corporation and has indirect investment and voting power over 1,483,484 shares owned by Ferre Investment Fund, Inc., 210,600 shares owned by The Luis A. Ferre Foundation, and 1,430 shares owned by RANFE, Inc. Ferre Investment Fund, Inc., in turn owns 90% of El Dia, Inc., which owns 1,425,978 shares of the Corporation.

(7) Mr. Junquera owns 110,525 shares and has indirect investment power over 10,000 shares owned by his son and daughter.

(8) Mr. Morales owns 125,795 shares and has voting power over 425,000 shares owned by his parents, as their attorney-in-fact.


(9) Mr. Rexach owns 104,381 shares and has indirect voting power over 95,800 shares owned by his mother, as her attorney-in-fact, and over 19,000 shares held by Capital Assets, Inc. as President and shareholder.


(10) Mr. Serralles owns 226,752 shares, and has indirect voting power over 10,292 shares owned by his wife. Mr. Serralles owns 100% of the shares of Capitanejo, Inc. and Fao Investments, Inc., which own 117,020 and 5,596 shares, respectively, of the Corporation and has indirect ownership of 70,000 shares owned by Destileria Serralles, Inc.

(11) Mr. Vizcarrondo owns 26,720 shares and disclaims beneficial ownership over 146,507 shares owned by DMI Pension Trust, where he serves as trustee and member of the investment committee.

(12) Mr. Vizcarrondo Jr. owns 211,658 shares and has indirect voting power over 212,045 shares owned by his wife. His wife owns 18.18% of the shares of Junior Investment Corporation, which owns 4,434,846 shares of the Corporation. Mr. Vizcarrondo Jr. has indirect voting and investment power over 1,471 shares held in trust by Vicar Enterprises, Inc. for the benefit of his children, for which he disclaims beneficial ownership. Mr. Vizcarrondo Jr. also disclaims beneficial ownership over 146,507 shares owned by DMI Pension Trust, where he serves as trustee and member of the investment committee. There are 120,000 shares belonging to the estate of Mr. Julio Vizcarrondo, Sr., over which Mr. Vizcarrondo Jr. has investment power, but disclaims beneficial ownership, except for 80,000 shares which Mr. Vizcarrondo Jr. will inherit once the estate is divided and distributed.

(13) Mr. Vazquez owns 14,736 shares and has investment authority over 93,799 shares held by various family members.

                                      ***

SECTION 16(A)  BENEFICIAL OWNERSHIP  REPORTING  COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers to file with the Securities and Exchange Commission (SEC) reports of ownership and changes in ownership of Common Stock of the Corporation. Officers and directors are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such reports furnished to the Corporation or written representations that no other reports were required, the Corporation believes that, with respect to 2003, all filing requirements applicable to its officers and directors were satisfied.

                                      ***

BOARD OF DIRECTORS AND COMMITTEES;

PROPOSAL 1:  ELECTION OF DIRECTORS FOR A THREE-YEAR TERM


         The Certificate of Incorporation and the Bylaws of the Corporation establish a classified Board pursuant to which the Board is divided into three classes as nearly equal in number as possible, with each class having at least three members and with the term of office of one class expiring each year. Each director serves for a term ending on the date of the third Meeting of stockholders following the Meeting at which such director was elected or until his successor has been elected and qualified.


         At the Meeting, three (3) directors assigned to "Class 2" are to be elected to serve until the 2007 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. Except as provided in the second proposal, the remaining eight directors of the Corporation will serve as directors, as follows: until the 2005 Annual Meeting of Stockholders of the Corporation, in the case of those three directors assigned to "Class 3", and until the 2006 Annual Meeting of Stockholders, in the case of those five directors assigned to "Class 1", or in each case until their successors are elected and qualified.

         The policy of the Board, as set forth in a resolution adopted on January 8, 1991, provides that no person shall be nominated for election or reelection as director of the Board if at the date of the Meeting or during the term to be served such person attains 72 years of age. Messrs. Hector R. Gonzalez and Julio E. Vizcarrondo Jr. would attain 72 years of age during the term to be served. In accordance with Board policy, Messrs. Gonzalez and Vizcarrondo will not be nominated for reelection as directors.

         The persons named as proxies in the accompanying Form of Proxy have advised the Corporation that, unless otherwise instructed, they intend to vote at the Meeting the shares covered by the proxies FOR the election of the five nominees named below, and that if any one or more of such nominees should become unavailable for election they intend to vote such shares FOR the election of such substitute nominees as the Board may propose. The Corporation has no knowledge that any nominee will become unavailable for election.



         The Board met on a monthly basis during 2003. All directors attended 75% or more to the meetings of the Board and the committees of the Board on which such directors served.

         The Corporation's policy encourages directors to attend the Corporation's annual meeting of stockholders. All the Corporation's directors attended the last annual meeting of stockholders.

                                      ***

PROPOSAL 2: ELECTION OF DIRECTORS FOR A ONE-YEAR TERM

         Effective April 30, 2004, two inside directors, Messrs. David H. Chafey Jr. and Jorge A. Junquera, have elected to resign from the Board. In addition, Mr. Antonio Luis Ferre, Vice Chairman of the Board, has elected to retire from the Board and will resign effective April 30, 2004, after 20 years of service. Mr. Ferre's term was due to expire in 2005, and he would not have been nominated for reelection due to the Corporation's director retirement policy regarding attainment of 72 years of age during the term to be served. As a result of the resignations described above, the Board's three classes will not be as nearly equal in number as possible, as provided in the Corporation's Articles of Incorporation.

         In order to have a Board divided in three classes as nearly equal in number as possible, the Board proposes the election of two directors, Frederic
V. Salerno and Maria Luisa Ferre, as directors assigned to "Class 3" for a one-year term. If Proposal 2 is approved, Mr. Salerno, who has been a director of the Corporation since April 2003, will be re-assigned from a "Class 1" director to a "Class 3" director, and each of the Board's classes will be composed of three directors. Ms. Ferre who has been director of the Bank since April 2000 will also become a director of the Corporation.


         Information relating to principal occupation, business experience and directorship during the past five (5) years (including positions held with the Corporation or Banco Popular de Puerto Rico (the "Bank")), age and the period during which each director has served is set forth below.

                                      PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
         NAME AND AGE                             AND DIRECTORSHIPS
--------------------------------------------------------------------------------

                                               NOMINEES FOR ELECTION AS
                                                   CLASS 2 DIRECTORS
                                               (TERMS EXPIRING IN 2007)

JOSE B. CARRION JR.: (67 YEARS)

                                   -  President of Collosa Corporation.

                                   -  Former President and Chief Executive
                                      Officer ("CEO") of Barros & Carrion from
                                      1992 to 1999.

                                   -  Director of the Bank since April 2000.

                                   -  Director of the Corporation since 2001.

MANUEL MORALES JR.: (58 YEARS)

                                   -  President of Parkview Realty, Inc., the
                                      Atrium Office Center, Inc., HQ Business
                                      Center P.R., Inc. and ExecuTrain of Puerto
                                      Rico.

                                   -  Honorary General Consul of Japan in San
                                      Juan, Puerto Rico.

                                   -  Member of the Board of Trustees of the
                                      Caribbean Environmental Development
                                      Institute and of Fundacion Angel Ramos,
                                      Inc.

                                   -  Member of the Board of Directors of
                                      Consular Corps College of the USA.

                                   -  Member of the Board of Trustees of
                                      Fundacion Banco Popular, Inc.

                                   -  Chairman of the Audit Committee of the
                                      Corporation until May 2003.

                                   -  Director of the Bank.

                                   -  Director of the Corporation since 1990.

JOSE R. VIZCARRONDO: (42 YEARS)

                                   -  Civil Engineer.

                                   -  Vice president and partner of Desarrollos
                                      Metropolitanos, S.E., VMV Enterprises
                                      Corporation, Resort Builders, S.E. and
                                      Metropolitan Builders, S.E. All these
                                      firms are dedicated to the development and construction of residential, commercial, industrial and institutional projects in
                                      Puerto Rico.

                                   -  Member of the Board of Directors of the
                                      Puerto Rico Chapter of the Associated
                                      General Contractors of America from 1997 to present.

                                   -  President of the Puerto Rico Chapter of
                                      the Associated General Contractors of
                                      America until 2001.

                                   -  Member of the Construction Industry
                                      Advisory Council to the Governor of
                                      Puerto Rico until 2002.

                                   -  Member of the Private Industry Advisory
                                      Council to the President of the Government
                                      Development Bank until 2001.

                                   -  Member of the Board of Directors of the
                                      not-for-profit organization Hogar Cuna San
                                      Cristobal Foundation since 2002.

                                   -  Member of the Board of Directors of Puerto
                                      Rico Home Builders Association since 2002.

                                      PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
         NAME AND AGE                             AND DIRECTORSHIPS
--------------------------------------------------------------------------------
                                      NOMINEES FOR ELECTION AS
                                          CLASS 3 DIRECTORS
                                      (TERMS EXPIRING IN 2005)

MARIA LUISA FERRE: (40 YEARS)

                                   -  President of Grupo Ferre Rangel, Ferre
                                      Investment Fund and Asset Growth Fund (a venture capital fund).

                                   -  Member of the Board of Directors of El
                                      Nuevo Dia, Inc. and  Editorial Primera
                                      Hora Inc. (Puerto Rico newspapers), El
                                      Nuevo Dia Orlando, and VIU Media (an
                                      outdoor media company).


                                   -  President and Trustee of The Luis A. Ferre
                                      Foundation (a not-for-profit organization)


                                   -  Vice President of the Ferre Rangel
                                      Foundation (a philanthropic entity).

                                   -  Director of the Bank since April 2000.

FREDERIC V. SALERNO: (60 YEARS)

                                   - Vice Chairman and Chief Financial Officer of Verizon Communications, Inc. until
                                      September 2002.

                                   -  Director of Avnet, Inc., Dun & Bradstreet
                                      Corporation, Lynch Interactive
                                      Corporation, and Heidrick & Struggles
                                      International, Inc. (registered public
                                      companies) until February 2004.

                                   -  Director of Akamai Technologies, Inc.,
                                      Bear Stearns & Co., Inc., Consolidated
                                      Edison, Inc., Viacom, Inc. and Gabelli
                                      Asset Management, Inc. (registered public companies).

                                   -  Chairman of the Audit Committee of the
                                      Corporation since May 2003.

                                                                   PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
NAME AND AGE                                                                   AND DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
                                                                CLASS 1 DIRECTORS
                                                             (TERMS EXPIRING IN 2006)

JUAN J. BERMUDEZ: (66 YEARS)

                                              -  Electrical Engineer.

                                              -  Partner of Bermudez and Longo, S.E., Decemcor, S.E., Unicenter, S.E.,
                                                 and PCME Commercial, S.E.

                                              -  Principal Stockholder and Director of BL Management, Corp., PCME Develop-
                                                 ment, Corp., G.S.P. Corp., Unimanagement Corp., LBB Properties, Inc., Homes
                                                 Unlimited Corp. and PS4 Corp.

                                              -  Chairman of the Trust Committee of the Bank.

                                              -  Director of the Bank.

                                              -  Director of the Corporation since 1990.

RICHARD L. CARRION: (51 YEARS)

                                              -  Chairman, President and Chief Executive Officer (CEO) of the Corporation and the
                                                 Bank.

                                              -  Chairman of Popular International Bank, Inc., Popular North America, Inc., Banco
                                                 Popular North America, Popular Cash Express, Inc., Banco Popular, National
                                                 Association and Popular FS, LLC.

                                              -  Chairman of the Board of Trustees of Fundacion Banco Popular, Inc.

                                              -  Member of the International Olympic Committee since 1990. Chairman of the
                                                 International Olympic Committee's Finance Commission and the TV & Internet Rights
                                                 Commission since January 2002.

                                              -  President of the Puerto Rico Olympic Trust and Member of the Puerto Rico Olympic
                                                 Committee.

                                              -  Member of the Board of Trustees of the Puerto Rico Committee for Economic
                                                 Development.

                                              -  Member of the Board of Directors, the Benefits & Human Resources Committee and the
                                                 Public Policy Committee of Verizon Communications, Inc. (a registered public company).

                                              -  Member of the Board of Directors of Telecomunicaciones de Puerto Rico, Inc.(TELPRI)

                                              -  Member of the Board of Directors, the Audit Committee, and of the Compensation and
                                                 Benefits Committee of Wyeth (a registered public company).

                                              -  Director of Equity One, Inc., Popular Finance, Inc., Popular Auto, Inc., Popular
                                                 Mortgage, Inc., Popular Securities, Inc., Popular Insurance, Inc. and GM Group,
                                                 Inc.

                                              -  Director of the Corporation since 1990.

FRANCISCO M. REXACH JR.: (66 YEARS)

                                              -  President of Capital Assets, Inc. and Rexach Consulting Group.

                                              -  Chairman of Chamaleon Fitness Systems, Inc.

                                              -  Chairman of the Compensation Committee of the Corporation.

                                              -  Director of the Bank, Popular International Bank, Inc., Popular North America,
                                                 Inc., Banco Popular North America, Popular Cash Express, Inc. and Equity One, Inc.

                                              -  Director of the Corporation since 1990.

                                                                CLASS 3 DIRECTOR
                                                             (TERM EXPIRING IN 2005)


FELIX J. SERRALLES JR.: (69 YEARS)

                                              -  President and Chief Executive Officer of Destileria Serralles, Inc.,
                                                 manufacturers and distributors of distilled spirits, and of its affiliate
                                                 Mercedita Leasing, Inc.

                                              -  Director of the Bank.

                                              -  Director of the Corporation since 1984.

BOARD OF DIRECTORS INDEPENDENCE

         The Board has determined that Messrs. Manuel Morales, Jr., Juan J. Bermudez, Francisco M. Rexach, Jr., Frederic V. Salerno, Antonio Luis Ferre, Hector R. Gonzalez and Felix J. Seralles Jr. have no material relationship with the Corporation and are independent under the standards of the NASDAQ Stock Market, Inc. ("NASDAQ"). Effective April 30, 2004, two non-independent directors, Messrs. David H. Chafey Jr. and Jorge A. Junquera, will resign from the Board. Mrs. Maria Luisa Ferre is expected to satisfy NASDAQ's independence standards if elected as "Class 3" director.

         The Corporation has a majority of independent directors. During 2003, the independent directors met in executive sessions three times. After conducting a self-assessment in December 2003, the Board agreed that the "independent directors" would meet in executive sessions after each Board meeting. The independent directors have met after every Board meeting held in 2004. Currently, there is no lead director and the independent directors designate, on a rotational basis, who will preside at each executive session.

                                      ***

SHAREHOLDERS COMMUNICATION WITH THE BOARD

         Any shareholder who desires to contact the Board or any of its members may do so by writing to: Popular, Inc., Board of Directors (751), P.O. Box 362708, San Juan, PR 00936-2708. Alternatively, a shareholder may contact the Corporation's Audit Committee or any of its members telephonically by calling the toll-free number (866) 737-6813 or electronically through www.ethicspoint.com. Communications received by the Audit Committee that are not related to accounting or auditing matters, may be discretionally forwarded by the Audit Committee or any of its members to other committees of the Board or the Corporation's management for review.

                                      ***

STANDING  COMMITTEES

         The Board has standing Audit, Risk Management, Corporate Governance and Nominating, and Compensation Committees.

COMPENSATION COMMITTEE

         The Compensation Committee shall consist of three or more members of the Board, each of whom the Board has determined has no material relationship with the Corporation and each of whom is otherwise "independent" under NASDAQ's rules. The Compensation Committee held three meetings during the fiscal year ended December 31, 2003 and two meetings in the first quarter of 2004. The purpose of the Compensation Committee is to discharge the Board's responsibilities (subject to review by the full Board) relating to compensation of the Corporation's senior executives and to produce an annual report on executive compensation for inclusion in the Corporation's proxy statement, in accordance with the rules and regulations of the SEC.

         The duties and responsibilities of the Compensation Committee include, among others, the following:

         - consult with senior management to establish the Corporation's general compensation philosophy and oversee the development and implementation of compensation programs;

         - review and approve the corporate goals and objectives relevant to the compensation of the CEO;

         - evaluate the performance of the CEO in light of those goals and objectives;

         -        set the CEO's compensation level based on this evaluation;

         - review and approve compensation programs applicable to executive officers of the Corporation; and

         - make recommendations to the Board with respect to the Corporation's incentive compensation plans and equity-based plans, oversee the activities of the individuals and committees responsible for administering these plans and discharge any responsibilities imposed on the Committee by any of these plans.

         The Charter of the Compensation Committee is included in this document as Annex A.

         The Compensation Committee is composed of Francisco M. Rexach Jr., Juan
J. Bermudez, Hector R. Gonzalez and Felix J. Serralles Jr. None of the members of the Committee are officers or employees of the Corporation or any of its subsidiaries.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

         The Corporate Governance and Nominating Committee consists of three or more members of the Board, each of whom the Board has determined has no material relationship with the Corporation and each of whom is otherwise "independent" under NASDAQ's rules. The Corporate Governance and Nominating Committee held four meetings during the fiscal year ended December 31, 2003 and two meetings in the first quarter of 2004. Mr. Jose B. Carrion Jr. resigned from the Committee in February 11, 2004 after it was determined that, in accordance with the NASDAQ rules, he did not qualify as an "independent director."

         The purpose of the Corporate Governance and Nominating Committee is as follows:

         - identify and recommend individuals to the Board for nomination as members of the Board and its committees;

         - identify and recommend individuals to the Board for nomination as CEO and Chairman of the Corporation;

         - promote the effective functioning of the Board and its committees; and

         - develop and recommend to the Board a set of corporate governance principles applicable to the Corporation, and to review these principles at least once a year.

         Under the Corporate Governance Guidelines, the Board should, based on the recommendations of the Corporate Governance and Nominating Committee, select new nominees for the position of independent director considering the following criteria:

         - Personal qualities and characteristics, accomplishments and reputation in the business community;

         - Current knowledge and contacts in the communities in which the Corporation does business and in the Corporation's industry or other industries relevant to the Corporation's business;

         - Ability and willingness to commit adequate time to Board and committee matters;

         - The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Corporation; and

         - Diversity of viewpoints, background, experience and other demographics.

         The Corporate Governance and Nominating Committee will consider nominees recommended by shareholders. There are no differences in the manner in which the Corporate Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder. The Corporate Governance and Nominating Committee did not receive any recommendation from shareholders for the Meeting.

         Shareholders who wish to submit nominees for director for consideration by the Corporate Governance and Nominating Committee for election at the Corporation's 2005 annual meeting of shareholders may do so by submitting in writing such nominees' names and a brief description of the nominees' judgment, skills, diversity, and experiences with businesses and other organizations to the Secretary of the Board of Directors at Popular, Inc., 209 Munoz Rivera Avenue, Hato Rey, Puerto Rico, 00918, prior to November 1, 2004.

         At its December 10, 2003 and February 11, 2004 meetings, the Corporate Governance and Nominating Committee approved the nominations of Jose R. Vizcarrondo and Maria Luisa Ferre for inclusion as Class 2 and Class 3 directors, respectively, in the Corporation's 2004 Proxy Card. Both nominees approved for inclusion in the Proxy Card were recommended by the Corporation's CEO.

         On December 11, 2002, the Corporation adopted a Code of Business Conduct and Ethics (the "Code" ) with rules to be followed by the Corporation's employees, officers (including the Chief Executive Officer, Chief Financial Officer and Comptroller) and directors in order to achieve a conduct that reflects the Corporation's ethical principles. Certain portions of the Code deal with activities of directors, particularly with respect to transactions in the securities of the Corporation and potential conflicts of interest. Directors, executive officers and employees should be familiar with the Code and consult with the Corporation's General Counsel or the appropriate Human Resources Division in the event of any issues. During 2003, the Corporation's General Counsel did not receive any request from directors or executive officers for waivers under the provisions of the Code. The Code is included as an exhibit on the Corporation's Annual Report on Form 10-K and is available at the Corporation's website, www.popularinc.com.

         The Corporate Governance and Nominating Committee Charter and the Corporate Governance Guidelines are included in this document as Annex B and C, respectively, and are also available on the Corporation's website, www.popularinc.com.

         The Corporate Governance and Nominating Committee is composed of Juan
J. Bermudez, Francisco M. Rexach Jr., Felix J. Serralles Jr. and Frederic V. Salerno.

AUDIT COMMITTEE REPORT

AUDIT COMMITTEE

         The Audit Committee shall consist of at least three members of the Board. The members of the Audit Committee shall each have been determined by the Board to be "independent" as required by NASDAQ's listing standards. Currently, the Audit Committee is comprised of four outside directors. The Audit Committee held nine meetings during the fiscal year ended December 31, 2003.

         The Audit Committee's primary purpose is to assist the Board in its oversight of the accounting and financial reporting processes of the Corporation, as well as the oversight of the audits of the financial statements of the Corporation. The Committee operates pursuant to a Charter that was last amended and restated by the Board on January 16, 2004 and is included in this document as Annex D.


         In the performance of its oversight function, the Committee has considered and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2003 with management and PricewaterhouseCoopers LLP, the Corporation's independent accountants. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees. Finally, the Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, as amended, Independence Discussion with Audit Committees, has considered whether the provision of non-audit services by the independent auditors to the Corporation is compatible with maintaining the auditors' independence, and has discussed with the independent auditors the auditors' independence from the Corporation and its management. These considerations and discussions, however, do not assure that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."


         As set forth in the Charter, the management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements. Furthermore, management and the Internal Audit Division are responsible for maintaining appropriate accounting and financial reporting principles and policies, and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. PricewaterhouseCoopers LLP, the Corporation's independent public accountants, are responsible for auditing the Corporation's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America.

         The members of the Audit Committee are not engaged professionally in the practice of auditing or accounting and are not employees of the Corporation. The Corporation's management is responsible for its accounting, financial management and internal controls. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures to set auditor independence standards.


         Based on the Audit Committee's consideration of the audited financial statements and the discussions referred to above with management and the independent auditors, and subject to the limitations on the role and responsibilities of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.


Submitted by:
   Frederic V. Salerno (Chairman)
   Hector R. Gonzalez
   Francisco M. Rexach Jr.
   Felix J. Serralles Jr.

AUDIT COMMITTEE FINANCIAL EXPERT

         The Board has determined that Frederic V. Salerno is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934. For a brief listing of Mr. Salerno's relevant experience, please refer to the Board of Directors and Committees Section.

COMPENSATION OF DIRECTORS


         Since March 7, 2001, outside directors of the Corporation and the Bank became eligible to receive stock options pursuant to the 2001 Stock Option Plan (the "2001 Option Plan"). The 2001 Option Plan award is made quarterly on February, May, August and November of each year. The amount of stock options granted is equal to the quotient (rounded to the nearest whole share) of (x) 6,250 and (y) the value of the option based on the closing price of the Common Stock of the Corporation on the date granted. Option values on the grant dates were determined by using the Black-Scholes Option Valuation Model. Each director has been granted options to purchase the shares of stock of the Corporation. The options granted shall, subject to early vesting provision of the 2001 Option Plan, become exercisable, with respect to 20% of the shares on each anniversary of the date of grant and remain exercisable until the 10th anniversary of the grant.


         In addition, directors receive $1,000 for attending each Board meeting and $500 for attending each committee meeting. Directors who are employees of the Corporation do not receive fees for attending Board and committee meetings.

EXECUTIVE OFFICERS


    The following information sets forth the names of the Executive Officers of the Corporation including their age, business experience and directorships during the past five (5) years and the period during which each such person has served as an Executive Officer of the Corporation or the Bank.



                                                                     BUSINESS EXPERIENCE
NAME AND AGE                                                          AND DIRECTORSHIPS
------------                                                          -----------------
RICHARD L. CARRION: (51 YEARS)

                                           -   Chairman of the Board since 1993.

                                           -   President and CEO of the Corporation since 1990.

                                           -   For information about principal occupation, business experience and directorships during the past five years please refer to the Board of Directors and Committees section.

JORGE A. JUNQUERA: (55 YEARS)

                                           -   Senior Executive Vice President of the Corporation since 1990.

                                           -   Chief Financial Officer of the Corporation and the Bank.

                                           -   Supervisor of the Financial Management Group.

                                           -   Supervisor of the U.S. Operations from January 1996 to December
                                               2001.

                                           -   Supervisor of the Caribbean and Latin America Expansion Group
                                               since January 1996.

                                           -   President and Director of Popular International Bank, Inc. and
                                               Popular North America, Inc. since January 1996.

                                           -   Chairman of the Board of Popular Securities, Inc.

                                           -   Director of the Bank until April 2000 and from 2001 to present.

                                           -   President of Banco Popular North America until December 2001.

                                           -   Director of Puerto Rico Tourism Company until April 2000.

                                           -   President of Hotel Development Co. until April 2000.

                                           -   Director of PRISMA: El Exploratorio Inc. until April 2000.

                                           -   Director of YMCA since 1988.

                                           -   President of Banco Popular, National Association.

                                           -   Director of Equity One, Inc., Popular Cash Express, Inc.,
                                               Popular FS, LLC, Popular Leasing USA, Inc. and of Banco Popular
                                               North America.

                                           -   Director of Banco Hipotecario Dominicano and Consorcio de Tarjetas Dominicanas, S.A.

                                           -   Director of New America Alliance (a registered public company)
                                               and Virtual, Inc. (an Internet company).

                                           -   Director of La Familia Catolica por la Familia en las Americas
                                               since 2001.

                                           -   Director of King's College since 2003.

                                           -   Director of the Corporation until April 2004.

DAVID H. CHAFEY JR.: (50 YEARS)

                                           -   Senior Executive Vice President of the Corporation since 1990.

                                           -   Supervisor of the Bank's Retail Banking Group since January
                                               1996.

                                           -   Senior Executive Vice President of Popular International Bank,
                                               Inc. and Popular North America, Inc.

                                           -   Chairman of the Board of Popular Finance, Inc.

                                           -   Chairman and President of Puerto Rico Investors Tax-Free Fund,
                                               Inc. I, II, III, IV, V, VI, of Puerto Rico Tax-Free Target
                                               Maturity Fund, Inc. I and II and of Puerto Rico Investors
                                               Flexible Allocation Fund since January 1999.

                                                                     BUSINESS EXPERIENCE
(CONT.) NAME AND AGE                                                  AND DIRECTORSHIPS
--------------------                                                  -----------------
DAVID H. CHAFEY JR.: (50 YEARS)

                                           -   Member of the San Jorge Children's Research Foundation, Inc.

                                           -   President of the Puerto Rico Bankers Association until October
                                               2002.

                                           -   Director of Visa International for the Caribbean and Latin
                                               America.

                                           -   Director of Equity One, Inc. and Banco Popular North America
                                               until December 1999.

                                           -   Director of Grupo Guayacan, Inc.

                                           -   Director of the Bank, Popular Mortgage, Inc., Popular Auto,
                                               Inc., GM Group, Inc., Banco Popular, National Association,
                                               Popular Insurance, Inc. and Popular Securities, Inc.

                                           -   Director of the Corporation until April 2004.

MARIA I. BURCKHART: (55 YEARS)

                                           -   Executive Vice President of the Corporation since 1990.

                                           -   Supervisor of the Administration Group.

                                           -   Executive Vice President of Popular International Bank, Inc.
                                               and Popular North America, Inc.

                                           -   Member of the Board of Trustees of Fundacion Banco Popular,
                                               Inc. since 1990.

                                           -   Member of the Board of Directors of Fundacion Ana G. Mendez,
                                               since 1992.

                                           -   Member of the Board of Directors of the Puerto Rico Community
                                               Foundation from 1993 through 2002.

                                           -   Member of the Board of Directors of the Bankers Club since
                                               1998.

                                           -   Member of the Board of Trustees of the Puerto Rico Museum of
                                               Art since 2000.

                                           -   Member of the Board of Trustees of the University of Puerto
                                               Rico School of Architecture since 2003.

CARLOS COLINO: (57 YEARS)

                                           -   Executive Vice President of the Corporation since 2002.

                                           -   Chairman and Chief Executive Officer of GM Group, Inc., a
                                               subsidiary of the Corporation, since August 2002.

                                           -   Chief Executive Officer of E-Global, provider of payment system and electronic banking, from February 1998 through July 2002.

ROBERTO R. HERENCIA: (44 YEARS)

                                           -   Executive Vice President of the Corporation since 1997.

                                           -   President and Director of Banco Popular North America since
                                               December 2001.

                                           -   Head of the Corporation's U.S. business expansion.

                                           -   Director of Popular International Bank, Inc., Popular North
                                               America, Inc., Popular Cash Express, Inc., Banco Popular,
                                               National Association, Equity One, Inc., Popular Leasing USA,
                                               Inc. and Popular FS, LLC.

                                           -   Chairman of the Board of Directors of Popular Insurance Agency
                                               USA, Inc.

                                           -   Member of the Board of Directors of The ServiceMaster Company
                                               (a registered public company).

                                                                     BUSINESS EXPERIENCE
NAME AND AGE                                                          AND DIRECTORSHIPS
------------                                                          -----------------
TERE LOUBRIEL: (51 YEARS)

                                           -   Executive Vice President of the Corporation since 2001.

                                           -   Director of Human Resources since April 2000.

                                           -   Year 2000 Office Manager of the Corporation from December 1997 to 2000.

                                           -   Director of the Puerto Rico Society of Certified Public
                                               Accountants since February 2004.

EMILIO E. PINERO: (55 YEARS)

                                           -   Executive Vice President of the Corporation since 1990.

                                           -   Supervisor of the Commercial Banking Group.

                                           -   Director of Popular Mortgage, Inc. and Popular Auto, Inc.

                                           -   Executive Vice President of Popular International Bank, Inc.
                                               and Popular North America, Inc.

                                           -   Member of the Board of Trustees of Fundacion Luis Munoz Marin
                                               and of the Puerto Rico Society of Certified Public Accountants
                                               Foundation.

                                           -   Director of Sapientis, Inc.

BRUNILDA SANTOS DE ALVAREZ: (45 YEARS)

                                           -   Executive Vice President of the Corporation since 2001.

                                           -   General Counsel of the Corporation since 1997.

                                           -   Senior Vice President from March 1996 until January 2001.

                                           -   Secretary of the Board of Directors of Popular International
                                               Bank, Inc., Banco Popular North America, GM Group, Inc.,
                                               Popular Cash Express, Inc., Banco Popular, National
                                               Association, Popular Insurance, Inc., Popular Securities, Inc.,
                                               Levitt Mortgage Corporation, Popular Insurance Agency USA,
                                               Inc., Popular Auto, Inc., Popular Finance, Inc., Popular
                                               Mortgage, Inc., Equity One, Inc., Popular North America, Inc.,
                                               Popular RE , Inc. and Popular FS, LLC.

                                           -   Secretary of the Board of Directors of Puerto Rico Investors
                                               Tax Free Fund, Inc. I, II, III, IV, V, VI, of Puerto Rico Tax
                                               Free Target Maturity Fund, Inc. I and II, and of Puerto Rico
                                               Investors Flexible Allocation Fund, Inc.

                                           -   Assistant Secretary of the Board of Directors of the
                                               Corporation and the Bank since May 1994.

                                           -   Member of the Board of Regents, Colegio Puertorriqueno de Ninas
                                               since June 2002.

CARLOS J. VAZQUEZ: (45 YEARS)

                                           -   Executive Vice President of the Corporation since 1997.

                                           -   Supervisor of the Corporation's Risk Management Group.

                                           -   Director of Popular Securities, Inc. and Popular RE, Inc.

                                           -   Director of the Puerto Rico Community Foundation and Teatro de
                                               la Opera, Inc.

FELIX M. VILLAMIL: (42 YEARS)

                                           -   Executive Vice President of the Corporation since 2002.

                                           -   Supervisor of the Operations Group since April 2002.

                                           -   Supervisor of the Bank's Ponce Region from April 2001 until
                                               December 2001.

                                           -   Supervisor of the Credit Risk Management Division of the Bank
                                               from 1997 through March 2001.

SAMUEL T. CESPEDES: (67 YEARS)

                                           -   Secretary of the Board of Directors of the Corporation and the
                                               Bank since 1991.

                                           -   Attorney-at-Law.

                                           -   Senior Counsel of the law firm McConnell Valdes.

                                           -   Secretary of the Board of Directors of Puerto Rico Medical
                                               Defense Mutual Insurance Company.

FAMILY RELATIONSHIPS

         Mr. Richard L. Carrion, Chairman of the Board and President and CEO of the Corporation and the Bank, is the uncle of Mr. Jose R. Vizcarrondo, nominee for Director of the Corporation.

                                      ***

OTHER RELATIONSHIPS, TRANSACTIONS AND EVENTS

         During 2003 the Corporation engaged, in the ordinary course of business, the legal services of the law firm McConnell Valdes, of which Mr. Samuel T. Cespedes, Secretary of the Board of Directors of the Corporation and the Bank, is a Senior Counsel. The amount of fees paid to McConnell Valdes for fiscal year 2003 amounted to $620,076. The Corporation also engaged, in the ordinary course of business, the legal services of Pietrantoni, Mendez & Alvarez, LLP of which Mr. Ignacio Alvarez and Mr. Antonio Santos, husband and brother, respectively, of Mrs. Brunilda Santos de Alvarez, Executive Officer of the Corporation, are partners. The amount of fees paid to Pietrantoni, Mendez & Alvarez for fiscal year 2003 amounted to $881,286.


         The Bank has had loan transactions with the Corporation's directors and officers, and with their associates, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable loan transactions with other people and subject to the provisions of the Banking Act of the Commonwealth of Puerto Rico, the Sarbanes-Oxley Act and other applicable federal laws and regulations. The extensions of credit have not involved and do not currently involve more than normal risks of collectibility or present other unfavorable features.


         On August 25, 2000, the Corporation acquired 19.99% of Mediawire Communications, Inc.'s ("Mediawire") common stock for $800,000. On June 30, 2003, the Corporation liquidated its participation in Mediawire and the Bank acquired 100% of Mediawire's assets for $3,152,000. Subsequently, officers and employees of Mediawire became Bank employees, creating a new division called Technology Research Division. Mr. Manuel A. Morales, son of Manuel Morales Jr., a director of the Corporation, owned 26% of Mediawire. The Bank used the discounted cash flow method and a market comparables analysis to determine the purchase price of Mediawire's assets. Mr. Manuel Morales Jr. did not have any direct or indirect interest on Mediawire.

         During 2003, Carrion, Laffitte & Casellas, Inc. earned commissions of $1,694,515 for the institutional insurance business of the Corporation and its subsidiaries. Jose B. Carrion, III, son of Jose B. Carrion Jr., a director of the Corporation, is a significant shareholder of Carrion, Laffitte & Casellas, Inc. Jose B. Carrion Jr. does not have any direct or indirect interest in Carrion, Laffitte & Casellas, Inc.


         Mr. Jose R. Vizcarrondo who is nominated for election as director, is an officer and partner of Metropolitan Builders, S.E., a special partnership under the laws of the Commonwealth of Puerto Rico. Metropolitan Builders, S.E. has been awarded approximately $52,000,000 in contracts related to two Bank construction projects. The award of these contracts was determined by competitive bids. During 2003, Metropolitan Builders, S. E. invoiced approximately $22,000,000 in relation to these projects.



         Mrs. Maria Luisa Ferre has a material interest in Virtual, Inc., a company where the Corporation has invested $1,826,166. In addition, the Corporation has invested $4,002,333 and $1,500,000 in Guayacan Private Equity Fund Limited Partnership and Venture Capital Fund, Inc., respectively. Mrs. Ferre's husband is the president of the two companies that are the administrators of these funds, Advent Morro Equity Partners and Venture Management, Inc., respectively. In 2003, the Bank paid rent of $27,534 to CV Plaza S.E., a special partnership controlled by the Ferre Rangel Family.


         In 2003, the Bank made a contribution of $3,683,137 to Fundacion Banco Popular, Inc. (the "Fundacion"), a Puerto Rico not-for-profit corporation created to improve the Puerto Ricans' quality of life. The Fundacion is the Bank's philanthropic arm and provides a scholarship fund for employees' children, and supports education and community development projects. Richard L. Carrion (Chairman, CEO and President of the Corporation), Manuel Morales Jr. (Director of the Corporation), and Maria I. Burckhart (Executive Officer of the Corporation) are members of the Board of Trustees of the Fundacion. The Bank appoints five of nine members of the Board of Trustees. The remaining four trustees are appointed by the Fundacion. The Bank also provides significant human and operational resources to support the activities of the Fundacion.

         The Bank and its employees (through voluntary personal donations) are the main source of funds of the Fundacion.

PROPOSAL 3: RATIFICATION OF SELECTION OF AUDITORS


         The Board intends to retain the services of PricewaterhouseCoopers LLP as the independent public auditors of the Corporation for the year 2004. PricewaterhouseCoopers LLP has served as independent public auditors of the Bank since 1971 and of the Corporation since May 1991, when it was appointed by the Board.


         Neither the Corporation's Certificate of Incorporation nor its By-Laws requires that the shareholders ratify the selection of PricewaterhouseCoopers LLP as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but may retain such independent auditors. Even if the selection is ratified, the Board and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interest of the Corporation and its shareholders.

         Representatives of PricewaterhouseCoopers LLP will attend the Meeting and will be available to respond to any appropriate questions that may arise; they will also have the opportunity to make a statement if they so desire.

         The selection of PricewaterhouseCoopers LLP as the Corporation's auditors must be ratified by a majority of the votes cast at the Meeting.

         The Board recommends that you vote FOR ratification of PricewaterhouseCoopers LLP as the Corporation's independent auditors for 2004.

                                      ***

DISCLOSURE OF AUDITORS' FEES

         The following is a description of the fees billed to the Corporation by PricewaterhouseCoopers LLP for the years ended December 31, 2003 and 2002:

AUDIT FEES

         The aggregate fees billed by PricewaterhouseCoopers LLP for the audit of the Corporation's annual financial statements for the years ended December 31, 2003 and 2002 and for the reviews of the financial statements included in the Corporation's quarterly reports on Form 10-Q were $1,746,988 and $1,308,398, respectively.

AUDIT-RELATED FEES

         The aggregate fees billed by PricewaterhouseCoopers LLP to the Corporation for the years ended December 31, 2003 and 2002 for audit-related services were $647,300 and $317,661, respectively. Audit related fees generally include fees for assurance services such as audits of pension plans, compliance related to servicing of assets, assistance with securitizations and SAS 70 reports.

TAX FEES

         The aggregate fees billed by PricewaterhouseCoopers LLP to the Corporation for the years ended December 31, 2003 and 2002 for tax related services were $358,166 and $455,557, respectively. These fees are associated with tax return preparation and tax consulting services.

ALL OTHER FEES


         The aggregate fees billed by PricewaterhouseCoopers LLP to the Corporation for the years ended December 31, 2003 and 2002 for services not included above were $385,000 and $81,500, respectively. All other fees include mainly consulting services related to regulatory compliance matters.



         The Audit Committee has established controls and procedures that require the pre-approval of all audit and permissible non-audit services provided by PricewaterhouseCoopers LLP or another firm. The Audit Committee may delegate to one or more of its members the authority to pre-approve any audit or permissible non-audit services. Under the pre-approval controls and procedures, audit services for the Corporation are negotiated annually. In the event that any additional audit services not included in the annual negotiation or permissible non-audit services are required by the Corporation, a proposed engagement letter should be obtained from the auditor and evaluated by the Audit Committee or the member(s) of the Audit Committee with authority to pre-approve auditor services. Any decisions to pre-approve such audit and non-audit services and fees shall be reported to the full Audit Committee at its next regular meeting. The Audit Committee has considered that the provision of the services covered by this paragraph is compatible with maintaining the independence of the independent public auditors of the Corporation. During 2003 all auditors fees were pre-approved by the Audit Committee or the Board.

RESTATED ARTICLES OF INCORPORATION

PROPOSAL 4. AMENDMENT TO THE ARTICLE FIFTH OF THE RESTATED ARTICLES OF INCORPORATION

         The Board recommends the amendment of Article Fifth of the Corporation's Restated Articles of Incorporation in the manner shown in Annex E hereto. The proposed text of Article Fifth set forth in Annex E assumes shareholder approval of this proposal and the proposal to increase the authorized shares of Preferred Stock. The proposed Amendment to Article Fifth would change the number of authorized shares of the Corporation's Common Stock from one-hundred and eighty million (180,000,000) shares to four hundred and seventy million (470,000,000) shares. This change would be effective upon the date of filing the Amendment to the Restated Articles with the Department of State in the Commonwealth of Puerto Rico.

         The Board believes that it is in the best interest of the Corporation and its shareholders that the Corporation have a sufficient number of authorized but unissued shares of Common Stock available for possible use in future acquisition and expansion opportunities that may arise, for general corporate needs such as future stock dividends or stock splits, and for other proper purposes within the limitations of the law, as determined by the Board. The Corporation has no current plans to use its authorized but unissued shares of Common Stock for any particular purpose. Such shares would be available for issuance without further action by the shareholders, except as otherwise limited by applicable law.

         If additional shares of Common Stock are issued by the Corporation, it may potentially have an anti-takeover effect by making it more difficult to obtain shareholders' approval of various actions, such as a merger. Also, the issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and equity, and may have a dilutive effect on the voting power of existing shareholders if the preferential rights provided in Article Sixth are not applicable. The terms of any Common Stock issuance will be determined by the Board, will depend upon the reason for the issuance and largely on market conditions and other factors existing at the time. The increase in authorized shares of Common Stock has not been proposed in connection with any anti-takeover related purpose and the Board and management have no knowledge of any current efforts by anyone to obtain control of the Corporation or to effect large accumulations of the Corporation's Common Stock.

         The resolution attached to this proxy as Annex E will be submitted for adoption at the Meeting. The affirmative vote of a majority of the holders of shares of Common Stock of the Corporation is necessary to adopt the proposed amendment in accordance with the terms of Article Fifth of the Restated Articles of Incorporation. Proxies will be voted for the resolutions unless otherwise instructed by the stockholders. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as votes cast against the proposed Amendment. The Board has declared the desirability of the adoption of this amendment and recommends a vote FOR the resolution.

                                      ***

RESTATED ARTICLES OF INCORPORATION

PROPOSAL 5. AMENDMENT TO THE ARTICLE FIFTH OF THE RESTATED ARTICLES OF INCORPORATION

         The Board recommends the amendment of Article Fifth of the Corporation's Restated Articles of Incorporation in the manner shown in Annex E hereto. The proposed text of Article Fifth set forth in Annex E assumes shareholder approval of this proposal and the proposal to increase the authorized shares of Common Stock. The proposed Amendment to Article Fifth would increase the number of authorized shares of the Corporation's Preferred Stock, from ten million (10,000,000) shares to thirty million (30,000,000) shares. This change would be effective upon the date of filing the Amendment to the Restated Articles with the Department of State in the Commonwealth of Puerto Rico.

         The Board believes that the proposed increase in the number of authorized shares of Preferred Stock is necessary to maintain a balanced capital structure for the Corporation and allow for possible use in future acquisition and expansion opportunities that may arise, for general corporate needs, and for other proper purposes within the limitations of the law, as determined by the Board. The Corporation has no current plans to use its authorized but unissued shares of Preferred Stock for any particular purpose. Such shares would be available for issuance without further action by the shareholders, except as otherwise limited by applicable law.

         The availability of the shares of Preferred Stock for issuance, without the delay and expense of obtaining the approval of shareholders at a special meeting, will afford the Corporation greater flexibility and efficiency in acting upon proposed transactions. The Corporation has no plans to issue additional shares of Preferred Stock in the immediate future. The shares of Preferred Stock may be issued in one or more series from time to time for such corporate purposes and consideration as the Board may approve and no further vote of shareholders of the Corporation will be required except as may be required by applicable law or by any rule of a securities exchange or automated quotation system applicable to the Corporation. The Board will have broad discretion with respect to designating and establishing the terms of each series of Preferred Stock prior to its issuance. The Board may provide for each series:

         -        voting rights, if any,

         -        the number of shares constituting the series,

         - the dividend rate of such series, the condition and dates in which such dividends shall bear to the dividends payable on any other class or classes or on any other series of any class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or non-cumulative,

         - whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms and conditions of such redemption,

         - the rights of holders of the shares of such series upon the dissolution of, or upon the distribution of assets of the Corporation, which rights may be different in case of a voluntary dissolution than in the case of involuntary dissolution,

         - sinking fund provisions, if any, for the redemption or purchase of shares,

         - the terms and conditions, if any, on which shares may be converted into or exchanged for shares of Common Stock or other capital stock or securities of the Corporation, and

         - any other rights and preferences of the shares, to the full extent now or hereafter permitted by the laws of the Commonwealth of Puerto Rico.

         All shares of Preferred Stock which may be redeemed or retired by sinking fund payment, repurchased by the Corporation or converted into Common Stock, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued by the Board as shares of the same or any other series, unless otherwise provided with respect to any series in the resolution of the Board creating such series.

         Ownership of shares of Preferred Stock will not entitle the holder thereof to any preemptive rights to subscribe for or purchase any additional securities issued by the Corporation.

         Upon the issuance of any series of Preferred Stock, the holders of shares of such series will have certain preferences over the holders of outstanding shares of Common Stock, depending upon the specific terms of such series designated by the Board. For example, the provisions of a particular series of Preferred Stock could prohibit the declaration and payment of dividends on the Common Stock until full dividends on all outstanding shares of such series for all past periods and for the current dividend period shall have been declared and paid by the Corporation or the Corporation shall have set apart a sum sufficient for such payment. In addition, to the extent that Preferred Stock is made convertible into Common Stock, such conversion would result in dilution of the voting power and equity interest of holders of Common Stock.

         In the event of any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of each series of the then outstanding Preferred Stock will be entitled to receive the amount fixed for such purpose by the Board together with all accumulated and unpaid dividends. Depending upon the consideration paid for any series of Preferred Stock and the liquidation preference of such series, the issuance thereof could result in a reduction in the assets available for distribution to the holders of Common Stock in the event of the liquidation of the Corporation.

         The outstanding shares of any series of Preferred Stock, or any part thereof, which are by their terms redeemable, may be redeemed at any time at the option of the Corporation, subject to and in accordance with such terms and conditions as may be designated by the Board in creating such series. Subject to the terms and conditions established by the Board in creating the various series of Preferred Stock, the Corporation may redeem all or any part of the shares of any series of Preferred Stock without redeeming all or any part of the shares of any other series.

         Preferred Stock could be issued to delay or defeat a change in control of the Corporation and, accordingly, under certain circumstances, could discourage transactions that might otherwise have a favorable effect on the price of the Common Stock. The Corporation does not currently expect to use the Preferred Stock for this purpose and the increase in authorized shares of Preferred Stock has not been proposed in connection with any anti-takeover related purpose.

         The resolution attached to this proxy as Annex E will be submitted for adoption at the Annual Stockholders meeting. The affirmative vote of a majority of the holders of shares of Common Stock of the Corporation is necessary to adopt the proposed amendment in accordance with the terms of Article Fifth of the Restated Articles of Incorporation. Proxies will be voted for the resolutions unless otherwise instructed by the shareholders. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as votes cast against the proposed Amendment. The Board of Directors has declared the desirability of the adoption of this amendment and recommends a vote FOR the resolution.

RESTATED ARTICLES OF INCORPORATION
PROPOSAL 6. AMENDMENT TO THE ARTICLE EIGHTH OF THE RESTATED ARTICLES OF INCORPORATION

         The Board recommends the amendment of Article Eighth of the Corporation's Restated Articles of Incorporation in the manner shown in Annex F.
Section 1 of Article Eighth provides that the Board shall be composed of such number of directors as are established from time to time by the Board and approved by an absolute majority of directors; provided, however, that the total number of directors shall always be an odd number of not less than nine (9) nor more than twenty-five (25). The proposed Amendment to Article Eighth would eliminate the requirement that the total number of directors shall always be an odd number. This change would be effective upon the date of filing the Amendment to the Restated Articles with the Department of State in the Commonwealth of Puerto Rico.

         The purpose of the odd number requirement for the total number of directors is to facilitate the determination of a majority of votes whenever a matter is reviewed and voted upon by the directors. The Board believes that this requirement is related to a procedural matter that should be properly addressed in the Corporation's By-Laws.

         The resolution attached to this proxy as Annex F will be submitted for adoption at the Meeting. The affirmative vote of two-thirds of the holders of shares of Common Stock of the Corporation is necessary to adopt the proposed amendment. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as votes cast against the proposed amendment. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as votes cast against the proposed amendment. The Board has declared the desirability of the adoption of this amendment and recommends a vote FOR the resolution.

PROPOSAL 7: APPROVAL OF THE CORPORATION'S 2004 OMNIBUS INCENTIVE PLAN

         On February 24, 2004, the Board of the Corporation formally adopted the new Popular, Inc. Omnibus Incentive Plan (the "Omnibus Plan"), subject to shareholder approval. The Omnibus Plan provides for equity-based compensation incentives through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents, as well as cash and equity-based performance awards.


         The Corporation currently has in effect the Popular, Inc. 2001 Option Plan, which provides for the grant of stock options. In the event the Omnibus Plan is approved by the requisite vote of shareholders, no further awards will be made under the 2001 Option Plan, although outstanding awards under the 2001 Option Plan will continue in accordance with their terms.


OVERVIEW

         The purpose of the Omnibus Plan is to provide flexibility to the Corporation and its affiliates to attract, retain and motivate their officers, executives and other key employees through the grant of awards and to adjust the Corporation's compensation practices to the best compensation practice and corporate governance trends as they develop from time to time. The Omnibus Plan is further intended to help retain and align the interests of the nonemployee members of the Board of the Corporation and its affiliates with the Corporation's shareholders. Awards under the Omnibus Plan (each, an "Award") are intended to be based upon the recipient's individual performance, level of responsibility and potential to make significant contributions to the Corporation. Generally, the Omnibus Plan will terminate as of (a) the date when no more shares of Common Stock are available for issuance under the Omnibus Plan, or, if earlier, (b) the date the Omnibus Plan is terminated by the Board.

ADMINISTRATION

         The Compensation Committee of the Board, or such other committee as the Board may designate (the "Committee"), shall administer the Omnibus Plan. The Committee shall consist of two or more members, each of whom shall be a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and an "independent director" under the NASDAQ's rules.

         The Committee has full authority to interpret and administer the Omnibus Plan in order to carry out its provisions and purposes. The Committee has the authority to determine those persons eligible to receive Awards and to establish the terms and conditions of any Awards. The Committee may delegate, subject to such terms or conditions or guidelines as it shall determine, to any employee or group of employees any portion of its authority and powers with respect to Awards to officers of the Corporation or any subsidiary who are not subject to the reporting requirements under Section 16(a) of the Exchange Act ("Executive Officers"). Only the Committee or the Board may exercise authority in respect of Awards granted to Executive Officers.

         The Committee may condition the grant of any Award on entering into a written agreement containing covenants not to compete, not to solicit the Corporation's employees and customers and not to disclose confidential information.

ELIGIBILITY

         Awards may be made to any individual who is an employee (including each officer) of the Corporation or any affiliate and to any nonemployee director of the Corporation or an affiliate.

TYPES OF AWARDS

         The Omnibus Plan provides for grants of incentive stock options ("ISOs") qualifying for special tax treatment under Code Section 422, qualified stock options ("QSOs") qualifying for special tax treatment under Section 1046 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "Puerto Rico Code"), nonstatutory stock options ("Nonstatutory Options," and together with ISOs and QSOs, "Options"), stock appreciation rights ("SARs"), restricted stock units ("Restricted Units"), restricted stock ("Restricted Stock"), dividend equivalents ("Dividend Equivalents"), long-term performance units ("Long-Term Performance Units"), performance shares ("Performance Shares") and annual incentive awards ("Annual Incentive Awards"), whether granted singly, in combination or in tandem, pursuant to which Common Stock or cash may be delivered to the Award recipient.

SHARES SUBJECT TO THE OMNIBUS PLAN; OTHER LIMITATIONS OF AWARDS

         The maximum number of shares of Common Stock issuable under the Omnibus Plan shall be 5,000,000. To the extent that any shares of Common Stock subject to an Award are not issued because the Award expires without having been exercised, is cancelled, terminated, forfeited or is settled without issuance of Common Stock (including, but not limited to, shares tendered to exercise outstanding Options, shares tendered or withheld for taxes on Awards or shares issued in connection with a Restricted Stock or Restricted Unit Award that are subsequently forfeited), such shares will be available again for grants of Awards under the Omnibus Plan. The shares to be delivered under the Omnibus Plan may consist, in whole or in part, of Common Stock purchased by the Corporation for the purpose of such Awards, treasury Common Stock or authorized but unissued Common Stock not reserved for any other purpose.

         The Omnibus Plan has limits that apply to individual and aggregate Awards, designed in part to comply with the requirements of Code Section 162(m) governing the deductibility of compensation paid to executive officers of a publicly-traded company. In order to satisfy these requirements, shareholders must approve any "performance-based plan," that sets maximum limits on the amount of any award granted to a particular executive. For all participants who are "covered employees" within the meaning of Code Section 162(m) and are eligible to receive Annual Incentive Awards under this Omnibus Plan (the "Covered Employees"), the maximum amount of such Annual Incentive Awards that may be paid or made available to any such individuals in any year may not exceed one-half of one percent (0.5%) of Adjusted Net Income ("Covered Employees Annual Incentive Award Pool"). For purposes of the Omnibus Plan, "Adjusted Net Income" means the Corporation's net income applicable to common stockholders as it appears on the income statement of the Corporation prepared in accordance with generally accepted accounting principles, excluding the effects of (i) extraordinary, unusual and/or non-recurring items of gain or loss, including but not limited to, restructuring or restructuring-related charges, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, all of which are identified in the Corporation's audited financial statements or the Corporation's annual report to stockholders, or (v) those other items determined by the Committee.

OPTIONS

         Options entitle the recipient to purchase shares of Common Stock at the exercise price specified by the Committee in the recipient's Option agreement. The Omnibus Plan permits the grant of both ISOs, QSOs and Nonstatutory Options. The Committee will generally determine the terms and conditions of all Options granted; provided, however, that, generally, Options must be granted with an exercise price at least equal to the fair market value of a share of Common Stock on the date of grant. Options shall not be exercisable for more than 10 years after the date of grant (except in the event of death) and no Option that is intended to be an ISO or a QSO may be granted after the tenth anniversary of the date the Omnibus Plan was approved by the Board. Options will become exercisable as determined by the Committee at the time of grant, and the Committee may establish performance-based criteria for the exercisability of any Option. For purposes of the Omnibus Plan, "fair market value" generally means, on any given date, the price of the last trade in the Common Stock on such date on the Nasdaq National Market (or if not listed on the Nasdaq National Market, on such other recognized quotation system on which trading prices of the Common Stock are then quoted). If there are no trades on the relevant date, the "fair market value" for that date means the closing price on the immediately preceding date on which Common Stock transactions were reported.

         The Committee does not have the power or authority to reduce the exercise price of any outstanding Option or to grant any new Options in substitution for or upon the cancellation of Options previously granted.

STOCK APPRECIATION RIGHTS (SARs)

         A SAR is a contractual right granted to the participant to receive, either in cash or Common Stock, an amount equal to the appreciation of one share of Common Stock from the date of grant. SARs may be granted as freestanding Awards, or in tandem with other types of grants. Unless the Committee otherwise determines, the terms and conditions applicable to (i) SARs granted in tandem with Options will be substantially identical to the terms and conditions applicable to the tandem Options, and (ii) freestanding SARs will be substantially identical to the terms and conditions that would have been applicable were the grant of the SARS a grant of Options. SARS that are granted in tandem with an Option may only be exercised upon surrender of the right to exercise such Option for an equivalent number of shares. The Committee may cap any SAR payable in cash.

RESTRICTED STOCK, RESTRICTED UNITS AND DIVIDEND EQUIVALENTS

         The Omnibus Plan provides for the grant of Restricted Stock, Restricted Units and Dividend Equivalents, which are converted to shares of Common Stock upon the lapse of restrictions. The Committee may, in its discretion, pay the value of Restricted Units and Dividend Equivalents in Common Stock, cash or a combination of both.

         A share of Restricted Stock is a share of Common Stock that is subject to certain transfer restrictions and forfeiture provisions for a period of time as specified by the Committee in the recipient's Award agreement. A Restricted Unit is an unfunded, unsecured right (which is subject to forfeiture and transfer restrictions) to receive a share of Common Stock at the end of a period of time specified by the Committee in the recipient's Award agreement. A Dividend Equivalent represents an unfunded and unsecured promise to pay an amount equal to all or any portion of the regular cash dividends that would be paid on a specified number of shares of Common Stock if such shares were owned by the Award recipient. Dividend Equivalents may be granted in connection with a grant of Restricted Units, Options and/or SARs.

         The restrictions on Restricted Stock and Restricted Units will lapse on such date as is determined by the Committee at the date of grant.

         Generally, a participant will, subject to any restrictions and conditions specified by the Committee, have all the rights of a shareholder with respect to shares of Restricted Stock, including but not limited to, the right to vote and the right to receive dividends. A participant will not have the rights of a shareholder with respect to Restricted Units or Dividend Equivalents.

ANNUAL INCENTIVE AWARDS

         At the discretion of the Committee, Awards with a performance cycle of one year or less may be made to participants and, unless determined otherwise by the Committee, shall be paid in cash based on achievement of specified performance goals.

LONG-TERM PERFORMANCE UNIT AWARDS

         At the discretion of the Committee, Long-Term Performance Unit Awards, payable in cash, may be made to participants. Performance cycles are generally multiple years, where performance may be measured by objective criteria other than the appreciation or depreciation of Common Stock value.

PERFORMANCE SHARES


         The Committee also has the discretion to grant "Performance Share Awards," which are Awards of units denominated in Common Stock. The number of such units is determined over the performance period based on the satisfaction of performance goals. Performance Share Awards are payable in Common Stock.


TREATMENT OF AWARDS ON TERMINATION OF EMPLOYMENT OR SERVICE AS A NONEMPLOYEE DIRECTOR

         Under the Omnibus Plan, generally, unless the Committee determines otherwise as of the date of a grant of any Award or thereafter, Awards are treated as follows upon a participant's termination of employment or service as a nonemployee director.

Resignation. If a participant voluntarily terminates employment from the Corporation or any subsidiary:

         - Options/SARs (including associated Dividend Equivalents): All outstanding Options, SARs and associated Dividend Equivalents granted but not yet exercised by the participant are forfeited as of the date of such resignation, and are not thereafter exercisable or payable, unless otherwise determined by the Committee;

         - Restricted Stock/Restricted Units (including associated Dividend Equivalents): All Restricted Stock, Restricted Units and associated Dividend Equivalents credited to such participant are forfeited, unless otherwise determined by the Committee;


         - Annual Incentive Awards: If such termination occurs before authorization of the payment of an Annual Incentive Award, all rights to such amounts are forfeited, unless otherwise determined by the Committee; and


         -        Long-Term Performance Unit Awards/Performance Share Awards:
                  All Long-Term Performance Unit Awards and Performance Share Awards credited to such participant are forfeited, unless otherwise determined by the Committee.

Termination for Cause. If a participant's employment is terminated for "cause":

         -        Options/SARs (including associated Dividend Equivalents):
                  Outstanding Options, SARS and associated Dividend Equivalents are forfeited at the time of such termination, and the Committee may require that the participant disgorge any profit, gain or benefit from any Award exercised up to 12 months prior to the participant's termination;

         - Restricted Stock/Restricted Units (including associated Dividend Equivalents): All such Awards are forfeited at the time of such termination, and the Committee may require that the participant disgorge any profit, gain or benefit from any such Award where the restrictions had lapsed up to 12 months prior to the participant's termination;

         - Annual Incentive Awards: All rights to an Annual Incentive Award are forfeited; and

         -        Long-Term Performance Unit Awards/Performance Share Awards:
                  Any outstanding Long-Term Performance Units or Performance Share Awards are forfeited, and the Committee may require that the participant disgorge any profit, gain or benefit from any Award paid to such participant up to 12 months prior to the participant's termination.

For purposes of the Omnibus Plan, "cause" includes dishonesty, fraud or misrepresentation; inability to obtain or retain appropriate licenses; violation of any rule or regulation of any regulatory or self-regulatory agency or of any policy of the Corporation or any affiliate; commission of a crime; breach of a written covenant or agreement not to misuse property or information; or any act or omission detrimental to the conduct of the Corporation's or any affiliate's business in any way.

Approved Retirement. If a participant's employment terminates by reason of "Approved Retirement":

         - Options/SARs (including associated Dividend Equivalents): All outstanding Options, SARs and associated Dividend Equivalents shall become immediately exercisable in full and may be exercised by the participant at any time prior to the expiration of the term of the Options or within five years (or such shorter period as determined by the Committee at the time of grant) following the participant's Approved Retirement, whichever period is shorter;

         - Restricted Stock/Restricted Units (including associated Dividend Equivalents): Any restrictions will lapse as to outstanding Restricted Stock and Restricted Units and associated Dividend Equivalents would be paid;

         - Annual Incentive Awards: Such participant will receive a prorated Annual Incentive Award based on actual achievement of the performance goals for such performance cycle; and

         -        Long-Term Performance Unit Awards/Performance Share Awards:
                  Such participant will receive a prorated Award payment of such participant's Long-Term Performance Unit Awards and Performance Share Awards based on actual achievement of the performance goals for such performance cycle.

         For purposes of the Omnibus Plan, "Approved Retirement" generally means termination of a participant's employment, other than for "cause": (i) on or after the normal retirement date or any early retirement date established under any defined benefit pension plan maintained by the Corporation or an affiliate and in which the participant participates, or (ii) on or after attaining age 55 and completing such period of service as the Committee shall determine from time to time, when the participant does not participate in any such defined benefit pension plan maintained by the Corporation or an affiliate.

Termination of Service as a Nonemployee Director. If a participant who is a nonemployee director terminates his or her service as a director of the Corporation or any subsidiary for reasons other than for "cause":

         - Options/SARs (including associated Dividend Equivalents): All outstanding Options, SARs and associated Dividend Equivalents shall become immediately exercisable in full and may be exercised by the participant at any time prior to the expiration of the term of the Options; and

         - Restricted Stock/Restricted Units (including associated Dividend Equivalents): Any restrictions will lapse as to outstanding Restricted Stock and Restricted Units and associated Dividend Equivalents would be paid.

Death or Disability. The Omnibus Plan also has default provisions for the treatment of Awards following termination of a participant's employment due to death or disability.

Termination for Other Reasons. If a participant's employment terminates for any reason other than resignation, termination for cause, approved retirement, death or disability, outstanding Awards are treated in the same manner as in the case of a resignation except that Options/SARs and associated Dividend Equivalents that are exercisable on the date of such termination may be exercised at any time prior to the expiration date of the term of the Options or the 90th day following termination of employment, whichever period is shorter; and, in the case of Long-Term Performance Unit Awards/Performance Share Awards, a prorated payment of the participant's Long-Term Performance Unit Award and Performance Share Award will be made as if the target performance goals for the performance cycle had been achieved.

NON-TRANSFERABILITY OF AWARDS

         Generally, no Awards granted under the Omnibus Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ADJUSTMENT IN CAPITALIZATION


         If an "adjustment event" occurs, the Committee, in its discretion, shall adjust appropriately (a) the aggregate number of shares of Common Stock available for Awards, (b) the aggregate limitations on the number of shares that may be awarded as a particular type of Award or that may be awarded to any particular participant in any particular period, and (c) the aggregate number of shares subject to outstanding Awards and the respective exercise prices or base prices applicable to outstanding Awards. For purposes of the Omnibus Plan, "adjustment event" means any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Stock or recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, dissolution, liquidation, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar event affecting the Common Stock. To the extent deemed equitable and appropriate by the Committee, and subject to any required action by the Corporation's shareholders, with respect to any "adjustment event" that is a merger, consolidation, reorganization, liquidation, dissolution or similar transaction, any Award granted under the Omnibus Plan shall be deemed to pertain to the securities and other property, including cash, which a holder of the number of shares of Common Stock covered by the Award would have been entitled to receive in connection with such an "adjustment event."

Any shares of stock or cash or other property received with respect to any Restricted Stock Award or Restricted Unit Award as a result of any adjustment event or any distribution of property shall (except in the case of a change of control or as otherwise provided by the Committee) be subject to the same terms, conditions and restrictions as are applicable to such shares of Restricted Stock or Restricted Units.


CHANGE OF CONTROL

         Upon the occurrence of a change of control of the Corporation, each outstanding Option and SAR shall become fully exercisable and all restrictions on outstanding Restricted Stock and Restricted Units shall lapse. In addition, any Long-Term Performance Unit Awards and Performance Share Awards outstanding will be paid in full at target. Such payments shall be made within 30 days of the change of control, and the participants may opt to receive such payments in cash. The Committee may, in its discretion, provide for cancellation of each Option, SAR, Restricted Stock and Restricted Stock Unit in exchange for a cash payment per share based upon the change of control price. This change of control price is the highest share price offered in conjunction with any transaction resulting in a change of control (or, if there is no such price, the highest trading price during the 30 days preceding the change of control event). Notwithstanding the forgoing, no acceleration of vesting or exercisability, cancellation, cash payment or other settlement shall occur with respect to any Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit Award or Performance Share Award if the Committee reasonably determines in good faith prior to the change of control that such Awards will be honored or assumed or equitable replacement awards will be made by a successor employer immediately following the change of control and that such Awards will vest and payments will be made if a participant is involuntarily terminated without cause.

         For purposes of the Omnibus Plan, "change of control" shall be deemed to have occurred if: (i) any "person" (within the meaning of Section 3(a)(9) of the Exchange Act) other than by the Corporation, its subsidiaries or any employee benefit plan of the Corporation or its subsidiaries acquires direct or indirect ownership of 50% or more of the combined voting power of the then outstanding securities of the Corporation as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or
(ii) the shareholders of the Corporation approve (A) any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation (other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same or substantially the same proportionate ownership of the surviving corporation immediately after the merger), or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation to an entity which is not a wholly-owned subsidiary of the Corporation.

AMENDMENT

         The Board may, at any time amend, modify, suspend or terminate the Omnibus Plan, in whole or in part, without notice to or the consent of any participant or employee; provided, however, that any amendment which would (i) increase the number of shares available for issuance under the Omnibus Plan, (ii) lower the minimum exercise price at which an Option (or the base price at which a SAR may be granted), (iii) change the individual Award limits or (iv) require shareholder approval under NASDAQ rules, shall be subject to the approval of the Corporation's shareholders. No amendment, modification or termination of the Omnibus Plan may in any manner adversely affect any Award theretofore granted under the Omnibus Plan, without the consent of the participant. However, for purposes of this provision, any payments made in accordance with the change of control provision described above, other accelerations of payments under the Omnibus Plan, or any decision by the Committee to limit participation or other features of the Omnibus Plan prospectively will not be deemed, an "adverse amendment" of the Omnibus Plan.

NO LIMITATION ON COMPENSATION; SCOPE OF LIABILITIES

         Nothing in the Omnibus Plan limits the right of the Corporation to establish other plans if and to the extent permitted by applicable law. The liability of the Corporation, its subsidiaries and affiliates under the Omnibus Plan is limited to the obligations expressly set forth in the Omnibus Plan.

TAX IMPLICATIONS FOR CERTAIN AWARDS

         The following is a brief description of the Puerto Rico and U.S. federal income tax consequences generally arising with respect to the grant of Options and SARs under the Omnibus Plan.

Puerto Rico Code. A recipient of a QSO does not recognize income at the time of the grant of an option. In addition, no income is recognized at the time a QSO is exercised. On a subsequent sale or exchange of the shares acquired pursuant to the exercise of a QSO, the optionee may have taxable long-term or short-term capital gain or loss, depending on whether the shares were held for more than six months, measured by the difference between the amount realized on the disposition of such shares on his or her tax basis in such shares. Tax basis will, in general, be the amount paid for the shares. The Corporation will not be entitled to a business expense deduction in respect of the grant of the option, the exercise thereof or the disposition of the shares.

         With respect to a Nonstatutory Option, a recipient of a

Nonstatutory Option does not recognize income at the time of grant of the Nonstatutory Option. The difference between the fair market value of the shares of stock on the date of exercise and the stock option exercise price generally will be treated as compensation income upon exercise, and the Corporation will be entitled to a deduction in the amount of income so recognized by the optionee. Upon a subsequent disposition of the shares, the difference between the amount received by the optionee and the fair market value of the shares of stock on the option exercise date will be treated as long or short-term capital gain or loss, depending on whether the shares were held for more than six months.

         SARs will not result in taxable income to the recipient or a tax deduction for the Corporation at the time of grant. The exercise of SARs will generally result in compensation in the amount of the cash payment taxable as ordinary income to the employee. The Corporation may generally claim a tax deduction in the amount of any cash paid.

Federal Tax Consequences. The Corporation and most of its operating subsidiaries are organized under the laws of the Commonwealth of Puerto Rico and, at the present time, most of them are not directly engaged in any trade or business in the United States (the "Non-U.S. Taxpayers"). Accordingly, the Non-U.S. Taxpayers are subject generally to a flat 30% federal income tax on their fixed or determinable, annual or periodic income, if any, from sources within the United States. The Non-U.S. Taxpayers would only be entitled to claim deductions in computing their U.S. income tax liability to the extent such deductions were directly related to any income effectively connected with the conduct of a trade or business in the United States. Because the Non-U.S. Taxpayers are not engaged in the conduct of a trade or business in the United States, the limitations imposed by Section 162(m) of the Code for compensation to certain highly paid executives should not limit the tax deductions available to the Non-U.S. Taxpayers under the Omnibus Plan.

         The Corporation's subsidiaries organized under the laws of the United States or a state of the United States and some of the Corporation's subsidiaries organized under the laws of the Commonwealth of Puerto Rico that are engaged in trade or business in the United States (the "U.S. Taxpayers") generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient in connection with the exercise of a Nonstatutory Option or SAR. The U.S. Taxpayers generally are not entitled to a tax deduction with respect to any amount that represents a capital gain to a recipient or that represents compensation in excess of $1 million paid to "covered employees" that is not "qualified performance based compensation" under
Section 162(m) of the Code. Accordingly, the U.S. Taxpayers will not be entitled to any tax deduction with respect to an ISO if the recipient holds the shares for the ISO holding periods prior to dispositions of the shares and may not be entitled to any deduction with respect to certain Options or SARs that may be exercised by or granted to "covered employees."

         For purposes of the discussion below, some of the QSOs granted under the Omnibus Plan may also be treated as ISOs for purposes of Sections 421 and 422 of the Code.

         Residents of Puerto Rico, Recipients of Options or SARs who are residents of Puerto Rico during the entire taxable year and perform services for the Corporation or its subsidiaries in Puerto Rico, will not have any gross income for federal income tax purposes either in respect of (1) the grant or the exercise of Options or (2) the grant of, or the receipt of cash payments upon exercise of, SARs.

         Non-Residents of Puerto Rico and Residents of Puerto Rico who Perform Services Outside Puerto Rico. In general, an optionee who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside Puerto Rico, will not recognize taxable income upon grant or exercise of an ISO and the Corporation and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares will be treated as an adjustment to alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Corporation or its subsidiaries (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise.

         If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the Option will be treated as long-term capital gain or loss. If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to excess of the fair market value of the shares at the time the Option was exercised over the exercise price of the Option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the Option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the Option was exercised, the amount of ordinary income will be limited to the amount realized on the sale over the exercise price of the Option. Subject to (1) any limitations imposed by Section 162(m) of the Code for federal income tax purposes, (2) the employee including such compensation in income and (3) certain reporting requirements, the Corporation and its subsidiaries will be allowed a business expense deduction to the extent the optionee recognized ordinary income. Upon any subsequent sale of the shares, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the Option was exercised).

         In general, an optionee who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside of Puerto Rico, to whom a Nonstatutory Option is granted will recognize no income at the time of the grant of the Option. Upon exercise of a Nonstatutory Option, an optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the Option (or, if the optionee is subject to restrictions imposed by Section 16(b) of the Securities Exchange Act of 1934, upon the lapse of those restrictions, unless the optionee makes a special election within 30 days after exercise to have income determined without regard to the restrictions). Subject to (1) any limitations imposed Section 162(m) of the Code for federal income tax purposes,
(2) the employee including such compensation in income and (3) certain reporting requirements, the Corporation will be entitled to a tax deduction in the same amount. Upon a subsequent sale of the shares, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the Option was exercised).

         Upon exercise of a SAR, an optionee who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside Puerto Rico will recognize ordinary income in an amount equal to the cash received on the exercise date. If it complies with applicable withholding requirements, the Corporation and its subsidiaries will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income.

         Under the Omnibus Plan, upon the occurrence of certain "change in control" transactions involving the Corporation, all options then outstanding under the Omnibus Plan become immediately exercisable. Under certain circumstances, compensation payments attributable to such Options may be treated as "parachute payments" under the Code, in which case a portion of such payments may be nondeductible to the Corporation for federal income tax purposes and the recipient may be subject to a 20% excise tax under the Code.

OTHER INFORMATION


         On March 1, 2004, the closing price of the Common Stock was $44.89.


         The full text of the Omnibus Plan is included as Annex G to this Proxy Statement.

         The Board recommends that shareholders vote FOR the approval of the Omnibus Plan.

                                      ***

EXECUTIVE COMPENSATION PROGRAM

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW

         The Compensation Committee shall consist of at least three members of the Board, each of whom the Board has determined has no material relationship with the Corporation and each of whom is otherwise "independent" under the NASDAQ's rule. The Compensation Committee endeavors to keep abreast of competitive compensation practices with regard to salaries, incentive compensation and supplemental programs in order to assist the Corporation in attracting and retaining the most qualified executive officers whose contributions and experience help the Corporation sustain growth, thereby enhancing shareholders' value. They also oversee the general human resources and compensation practices of the Corporation.

         The Compensation Committee evaluates and recommends to the Board the Corporation's compensation policy for the Chairman of the Board, President and CEO and the Executive Officers. The Compensation Committee considers, among other factors, competitive pay practices for developing a stronger relationship between executive compensation and the Corporation's long-term performance. The executive compensation program for principal officers of the Corporation's subsidiaries is set according to the industry and geographical area in which each operates and is approved by the Board of each respective subsidiary.

CHAIRMAN OF THE BOARD, PRESIDENT AND CEO

COMPENSATION FOR THE CEO

         On an annual basis, Mr. Carrion submits to the Compensation Committee a plan setting forth both quantitative and qualitative goals for the fiscal year, and objectives for the medium and long-term. In evaluating and setting compensation, the Compensation Committee considers the Corporation's performance with respect to the goals set forth in the plan. Therefore, the Compensation Committee evaluates Mr. Carrion's performance by taking into consideration the growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system and development of human resources. The weight and significance accorded to these factors is subjective in nature.

         For the past four years Mr. Richard L. Carrion's compensation package has been below the levels at comparable banking organizations for their chief executive officers. This reflects his decision to permanently defer increases in salaries, including corresponding short and long-term incentives, during the three (3) year period that the Corporation was under the Written Agreement with the Federal Reserve Bank of New York and the one (1) year period under the Deferred Prosecution Agreement with the Department of Justice, the Federal Reserve Bank of New York and the Treasury Department's Financial Crime Enforcement Network. The Written Agreement was terminated on January 16, 2003 and the Deferred Prosecution Agreement was dismissed on January 16, 2004. The Corporation has met all the standards and parameters set forth in them. Accordingly, as proposed by the Compensation Committee and accepted by Mr. Carrion, Mr. Carrion's compensation has been revised effective February 2004.

         Effective February 2004, Mr. Carrion's salary was raised to $800,000. He will participate in a short-term incentive plan with a target of 200% of salary, half in cash and half in equity of the Corporation, if all objectives are met. In addition, he will participate in a long-term incentive plan also paid in equity of the Corporation. This long-term plan provides for a target of 100% of salary to be deferred until retirement. These incentive plans will link the CEO's pay very closely to the Corporation's performance and with the stockholder's long-term interests. Mr. Carrion already holds an important ownership in the Corporation, as indicated in the Beneficial Ownership Section of this Proxy Statement. The Board believes that after these changes Mr. Carrion's compensation more clearly approximates peer executives.

         The Board has made it a requirement, for security reasons, that Mr. Carrion uses the corporate aircraft even when traveling on personal business. For 2003, Mr. Carrion reimbursed the Corporation the amount of $54,341.31 for his personal use of the corporate aircraft. The amount reimbursed to the Corporation was valued on the basis of incremental cost to the Corporation using the IRS formula (Reg. 1.61-21(g)) that is based on the Standard Industry Fare Level (SIFL) flight mileage rates, a terminal charge and the weight of the aircraft.

         The CEO's responsibilities require frequent travel to New York. For this purpose the Corporation has had an apartment since 1987 that the CEO uses primarily for business related trips. The cost of the apartment to the Corporation represents approximately $36,000 per year. Except for special security arrangements, Mr. Carrion's other benefits are comparable to the regular benefits available to all of the Corporation's Senior Executive Officers.

COMPENSATION OF EXECUTIVE OFFICERS

         The group of Executive Officers is composed of two Senior Executive Vice Presidents and eight Executive Vice Presidents of the Corporation (the "Executive Officers") all of whom participate in an Annual and Long-Term Incentive Plan. The President and CEO recommends the salary increases and the bonuses to be awarded to the Executive Officers pursuant to the incentive plans.

         The Executive Officers participate in an annual incentive program based on financial results of the Corporation, individual business results, service quality and individual performance. The Plan is designed to encourage the achievement of short-term financial goals and to increase shareholder value. The first incentive component is a cash bonus. The second component is a deferred long-term incentive awarded in stock options of the Corporation.

                              COMPENSATION COMMITTEE

Francisco M. Rexach Jr. (Chairman)
Hector R. Gonzalez
Juan J. Bermudez
Felix J. Serralles Jr.

EXECUTIVE COMPENSATION


The following table sets forth the compensation paid to the Executive Officers of the Corporation.


                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION INCENTIVE                                         LONG-TERM
                                                                  PAYMENTS                                         COMPENSATION
                                       FISCAL                       AND          ALL OTHER ANNUAL                  STOCK OPTIONS
   NAME AND PRINCIPAL POSITION          YEAR     SALARY(a)        BONUS(b)       COMPENSATION (c)     TOTAL       GRANTED (#) (f)
Richard L. Carrion..................    2003    $  540,000(d)    $   57,774(d)     $   39,139       $  636,913            -(d)
  Chairman,                             2002       540,000(d)        62,170(d)         43,540          645,710            -(d)
  President and CEO                     2001       540,000(d)        53,824(d)         35,199          629,023            -(d)
David H. Chafey Jr. ................    2003       500,000          763,785            36,536        1,300,321         38,654
  Senior Executive Vice President       2002       500,000          678,054            40,611        1,218,665         39,098
  of the Corporation                    2001       493,550          236,254            32,515          762,319         25,301
Jorge A. Junquera...................    2003       440,000          663,389            32,632        1,136,021         34,016
  Senior Executive Vice President       2002       440,000          614,346            36,218        1,090,564         34,406
  of the Corporation                    2001       436,754          208,101            29,234          674,089         22,265
Maria I. Burckhart..................    2003       278,213          413,887            20,886          712,986         21,508
  Executive Vice President              2002       278,213          363,400            23,153          664,766         21,755
   of the Corporation                   2001       278,213          131,687            18,856          428,756         14,078
Carlos Colino (e)...................    2003       450,000          641,370           107,922        1,199,292         34,789
  Executive Vice President              2002       187,500            9,375            42,860          239,735              -
   of the Corporation
Roberto R. Herencia.................    2003       400,000          511,396           462,529        1,373,925         30,923
  Executive Vice President              2002       400,000          566,411            31,289          997,700         31,278
   of the Corporation                   2001       400,000          203,170            27,110          630,280         20,241
Tere  Loubriel......................    2003       225,000          339,276            16,891          581,167         17,394
  Executive Vice President              2002       225,000          300,695            18,725          544,420         17,594
   of the Corporation                   2001       214,842          105,963            14,561          335,366         11,386
Emilio Pinero.......................    2003       255,736          385,646            19,198          660,580         19,770
  Executive Vice President              2002       255,736          339,237            21,389          616,362         19,997
   of the Corporation                   2001       255,736          121,129            17,333          394,198         12,941
Brunilda Santos de Alvarez..........    2003       225,000          339,211            16,891          581,102         17,394
  Executive Vice President              2002       225,000          318,630            18,725          562,355         17,594
   of the Corporation                   2001       211,837          105,724            14,357          331,918         11,386
Carlos  J.  Vazquez.................    2003       375,000          557,782            28,152          960,934         28,991
  Executive Vice President              2002       375,000          519,733            31,208          925,941         29,323
   of the Corporation                   2001       368,613          177,042            24,983          570,638         18,976
Felix M. Villamil(e)................    2003       205,000          405,648            15,390          626,038         21,260
  Executive Vice President              2002       170,000          225,456            14,148          409,604         13,293
   of the Corporation

(a)      Salaries before deductions.

(b) For the Senior Management Committee these payments include a Christmas bonus, the cash portion payable under the Profit Sharing Plan of the Bank and the amount awarded under the Annual Management Incentive Compensation Plan.

(c) For the Executive Officers of Popular, Inc. the amount includes the deferred portion under the Profit Sharing Plan of the Bank, amounts accrued under the Benefit Restoration Plan, the amount from the Profit Sharing deferred and allocated to Savings and Stock Plan and the Bank's matching contribution to Savings and Stock Plan. For Mr. Herencia the amount includes a special bonus payment of $400,000 and a car allowance reimbursement of $34,500. For Mr. Colino the amount includes a housing allowance of $89,500.

(d) Mr. Carrion has declined salary increases, incentive payments and stock options while the Bank was operating under a Written Agreement with the Federal Reserve Bank of New York, which Agreement was terminated on January 16, 2003. He has also declined salary increases, incentive payments and stock options during the one year term of the Deferred Prosecution Agreement entered into with the Department of Justice on January 16, 2003. For more information regarding the compensation of Mr. Richard L. Carrion, please refer to the Compensation of the CEO section of the Report of the Compensation Committee on Executive Compensation.

(e) Mr. Villamil and Mr. Colino were appointed Executive Officers in March and August 2002, respectively.

(f) Includes options granted on January 16, 2004 for fiscal 2003 performance.

The following table sets forth information as of December 31, 2003 regarding securities issued to directors and eligible employees under the 2001 Option Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                             Number of securities
                                                                                            remaining available for
                                                                                             future issuance under
                              Number of securities to        Weighted-average                equity compensation
                              be issued upon exercise        exercise price of            plans (excluding securities
Plan Category                 of outstanding options        outstanding options           reflected in first column)
---------------------------------------------------------------------------------------------------------------------
Equity compensation
plans approved
by security holders                  889,294                       $31.75                        4,110,706

Equity compensation
plans not approved by
security holders                        None                            -                             None
---------------------------------------------------------------------------------------------------------------------
Total                                889,294                       $31.75                        4,110,706
=====================================================================================================================

                                       ***

STOCK OPTION PLAN

         The 2001 Option Plan is intended to provide the Corporation and its subsidiaries with an effective means to attract and retain highly qualified personnel as well as to provide additional incentive to employees and directors who provide services to the Corporation and its subsidiaries.

         Any employee or director of the Corporation or of any of its subsidiaries is eligible to participate in the 2001 Option Plan. The selection of individuals eligible to participate is within the discretion of the Board or the Compensation Committee.

         The 2001 Option Plan provides for the grant of stock options that are intended to qualify as "qualified stock options"("QSOs") under Section 1046 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "Puerto Rico Code"), as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or "non-statutory stock options" ("NSOs"). At the time of the original grant of NSOs, the Board or the Committee, may also authorize the grant of reload options, which shall be NSOs for such number of shares of Common Stock as were used by the Participant to pay the purchase price upon the exercise of previously granted options, and the withholding taxes applicable to NSOs exercises, but are still subject to other terms set forth in the 2001 Option Plan.

         The shares of Common Stock for which options may be granted may consist of either authorized but unissued shares of Common Stock or shares of Common Stock which have been issued and which shall have been heretofore or hereafter reacquired by the Corporation.

                                       ***

STOCK OPTION GRANT TABLE

         The following table shows options grants to the covered executive based on 2003 performance. All 2003 stock option grants were made under the 2001 Option Plan. The value of the stock options depends upon a long-term increase in the market price of the Common Stock. A benefit is perceived only if the stock price does increase. Options vest in cumulative installments of 20% per year over a five-year period and remain exercisable until the 10th anniversary of the grant.

         Option values on the grant dates were determined by using the Black-Scholes Option Valuation Model. The model assumes that future dividends increase at a rate equal to the historical compound average growth rate during the past six years, the stock price volatility, and the exercise of all options on the final day of their 10 year terms.

                             NUMBER OF
                            SECURITIES    PERCENT OF TOTAL                                      GRANT
                            UNDERLYING        OPTIONS            EXERCISE                       DATE
                             OPTIONS          GRANTED             PRICE         EXPIRATION     PRESENT
NAME                        GRANTED(a)     TO EMPLOYEES        ($ PER SHARE)       DATE       VALUE (b)
Richard L. Carrion........       -0-            --                   -0-                --         -0-
David H. Chafey Jr........    38,654          8.06%               $48.10         1/16/2014    $446,300
Jorge A. Junquera.........    34,016          7.09%                48.10         1/16/2014     392,744
Maria I. Burckhart........    21,508          4.48%                48.10         1/16/2014     248,333
Carlos Colino.............    34,789          7.25%                48.10         1/16/2014     401,670
Roberto R. Herencia.......    30,923          6.45%                48.10         1/16/2014     357,040
Tere Loubriel.............    17,394          3.63%                48.10         1/16/2014     200,835
Emilio Pifero.............    19,770          4.12%                48.10         1/16/2014     228,270
Brunilda Santos...........    17,394          3.63%                48.10         1/16/2014     200,835
Carlos J. Vazquez.........    28,991          6.04%                48.10         1/16/2014     334,725
Felix M. Villamil.........    21,260          4.43%                48.10         1/16/2014     245,465

(a) Represents options granted on January 16, 2004 for fiscal 2003 performance.

(b) The estimates were calculated in accordance with the regulations of the SEC, which are not intended to predict the Corporation's Common Stock price.

The following table sets forth certain information regarding individual exercises of stock options during 2003 by each of the named Executive Officers.

                          FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF                               VALUE OF
                                                         SECURITIES                             UNEXERCISED
                                                         UNDERLYING                            IN-THE-MONEY
                                                         OPTIONS AT                             OPTIONS AT
                                                      FISCAL YEAR-END                         FISCAL YEAR-END
                                              --------------------------------        -------------------------------
NAME                                          EXERCISABLE        UNEXERCISABLE        EXERCISABLE        UNEXERCISABLE
Richard L. Carrion ...................             -0-                 -0-                  -0-                  -0-
David H. Chafey Jr. ..................           5,060              59,339              $87,841            $ 946,323
Jorge A. Junquera ....................           4,453              52,218               77,300              832,762
Maria I. Burckhart ...................           2,816              33,017               48,876              526,554
Carlos Colino ........................               -                   -                    -                    -
Roberto R. Herencia ..................           4,048              47,471               70,273              757,055
Tere Loubriel ........................           2,277              26,703               39,530              425,851
Emilio Pinero ........................           2,588              30,350               44,929              484,013
Brunilda Santos ......................           2,277              26,703               39,530              425,851
Carlos J. Vazquez ....................           3,795              44,504               65,881              709,738
Felix M. Villamil ....................           1,379              18,807               23,931              298,007

PROFIT SHARING PLAN OF THE BANK

         All officers and regular monthly salaried employees of the Bank are active participants in the Bank's Profit Sharing Plan, as of the first day of the calendar month following the completion of three months of service.

         Under this plan, the Board of Directors of the Bank determines the Bank's annual contribution based on the profits of the Bank for the year. The amount allocated to each officer or employee is based on his or her earned salary for the year. The total amount contributed for the year 2003 was $19,924,599. Of the total awarded 40% is deferred under the Profit Sharing Plan, 10% under the Savings & Stock Plan and the remainder 50% is paid in cash.

BENEFIT RESTORATION PLAN OF THE BANK

         The Internal Revenue Service (IRS) set a limit of $200,000 as the amount of compensation that may be considered in calculating future retirement payments from tax qualified retirement plans. This limit applies to the Bank's Retirement Plan and Profit Sharing.

         The Board has adopted three "Benefit Restoration Plans" for those employees whose annual compensation is higher than the established limit. These plans will provide those benefits that cannot be accrued under the Bank's Retirement and Profit Sharing Plan, which are qualified plans under the Employee Retirement Income Security Act ("ERISA"). Benefits under the Benefit Restoration Plans shall be equal to the account balance that would be provided under the Profit Sharing Plan and to the benefits that would have been accrued under the Retirement Plan.

         Therefore, the Benefit Restoration Plans do not offer credit for years of service not actually worked, preferential benefit formulas or accelerated vesting of pension benefits. The restoration benefits of employees who are residents of Puerto Rico are funded through two irrevocable trusts, while the restoration benefits of all other employees are unfunded.

RETIREMENT PLAN OF THE BANK

         The Bank has a non-contributory, defined benefit Retirement Plan covering substantially all regular monthly employees. Monthly salaried employees are eligible to participate in the Plan following the completion of one year of service and attaining 21 years of age. Pension costs are funded in accordance with minimum funding standards under ERISA.

         The basis for the Retirement Plan formula is total compensation, which includes Christmas bonus, incentives, overtime, differentials, profit sharing cash bonuses and any other compensation received by the employees. Benefits are paid on the basis of a straight life annuity plus supplemental death benefits and are not reduced for Social Security or other payments received by the participants.

         Normal retirement age at the Bank is a combination of years of age and completed years of service totaling 75. Early retirement is at 55 years of age with 10 years of service. Employees with 30 years of service or more are provided with a retirement benefit of 40% of total compensation. Benefits are reduced only if the employees retire before age 55. Benefits are subject to the U.S. Internal Revenue Code limits on compensation and benefits.

         The following table sets forth the estimated annual benefits that would become payable under the Retirement Plan and the Benefit Restoration Plan based upon certain assumptions as to total compensation levels and years of service.

         The amounts shown in this table are not necessarily representative of amounts that may actually become payable under the plans. The amounts represent the benefits upon retirement on December 31, 2003, of a participant at age 65.

   TOTAL
COMPENSATION                      ESTIMATED ANNUAL BENEFITS / YEARS OF SERVICE
------------------------------------------------------------------------------------------
                         15             20             25             30             35
 $1,400,000           $256,000       $357,000       $459,000       $560,000       $560,000
  1,300,000            237,000        332,000        426,000        520,000        520,000
  1,200,000            219,000        306,000        393,000        480,000        480,000
  1,100,000            201,000        281,000        360,000        440,000        440,000
  1,000,000            183,000        255,000        328,000        400,000        400,000
    900,000            164,000        230,000        295,000        360,000        360,000
    800,000            146,000        204,000        262,000        320,000        320,000
    700,000            128,000        179,000        229,000        280,000        280,000
    600,000            110,000        153,000        197,000        240,000        240,000
    500,000             91,000        128,000        164,000        200,000        200,000
    400,000             73,000        102,000        131,000        160,000        160,000
    300,000             55,000         77,000         98,000        120,000        120,000

         The 2003 total compensation and estimated years of service at age 65 for the policy-making Executive Officers of the Corporation are as follows:

                                                  ESTIMATED
                                 2003             YEARS OF
                                 TOTAL             SERVICE
                             COMPENSATION         AT AGE 65
Richard L. Carrion            $  637,000            41.5
David H. Chafey Jr.            1,300,000            38.5
Jorge A. Junquera              1,136,000            42.3
Maria I. Burckhart               713,000            33.7
Carlos Colino                  1,199,000             9.3
Roberto R. Herencia            1,374,000            33.7
Tere Loubriel                    581,000            39.8
Emilio Pinero                    661,000            43.2
Brunilda Santos                  581,000            32.8
Carlos J. Vazquez                961,000            26.5
Felix M. Villamil                626,000            36.2

BANCO POPULAR DE PUERTO RICO SAVINGS AND STOCK PLAN

The Bank has adopted a Savings & Stock Plan covering employees of the Bank in Puerto Rico. All regular salaried employees of the Bank are eligible to participate in the Savings & Stock Plan following the completion of three months of service.

The Bank may contribute a discretionary amount based on the profits of the Bank for the year, which is allocated to each officer or employee based on his or her basic salary for the year, as determined by the Board of Directors of the Bank. The Savings & Stock Plan allows employees to voluntarily elect to defer a predetermined percentage not to exceed 10% of their pre-tax total compensation. The Savings & Stock Plan also allows employees to voluntarily elect to contribute a predetermined percentage not to exceed 10% of their after-tax total cash compensation. Both contribution levels are subject to maximum contribution limits as determined by applicable laws. Employees will be fully vested after five years of service.

The Bank will match 50% of the pre-tax amount contributed by the participant and invested in the Corporation's Common Stock, up to a maximum participant contribution determined by the Board each year. For the year 2003, the maximum participant's contribution subject to employer match was 2% of participant's annual base salary.

RETIREMENT PLAN OF BANCO POPULAR NORTH AMERICA


         Banco Popular North America has a non-contributory, defined benefit retirement plan covering substantially all regular monthly employees. Monthly salaried employees are eligible to participate in the retirement plan following the completion of one year of service and attaining 21 years of age. Pension costs are funded in accordance with minimum funding standards under ERISA.



         The basis for the retirement plan formula are years of service and average final compensation. Benefits are paid on the basis of a single life annuity and are not reduced (offset) for Social Security or other payments received by the participants.



         Normal retirement occurs when the participant reaches age 65 and has five years of credited service. Participants can enjoy actuarially adjusted early retirement benefits at age 55 with 10 years of service. This retirement plan is qualified under section 401(a) of the Internal Revenue Code.


STOCK PLAN OF BANCO POPULAR NORTH AMERICA

         Banco Popular North America has adopted a defined contribution plan ("401(k) Plan") covering all employees. All regular monthly salaried employees are eligible to participate in the 401(k) Plan following the completion of 30 days of service.

         The 401(k) Plan also allows employees to voluntarily elect to defer a predetermined percentage not to exceed 10% of their pre-tax base compensation up to a maximum amount as determined by the applicable tax laws. Banco Popular North America will match 50% (100% if the participant elect to invest his (her) contribution in the Corporation's Common Stock) of the amount contributed by a participant up to a maximum of six percent (6%) of the participant's annual base salary.

POPULAR, INC. PERFORMANCE GRAPH

         The graph below compares the cumulative total shareholder return during the measurement period with the cumulative total return, assuming reinvestment of dividends, of the NASDAQ Stock Market Index and the NASDAQ Bank Composite Index.

         The cumulative total shareholder return was obtained by dividing (i) the cumulative amount of dividends per share, assuming dividend reinvestment since the measurement point, December 31, 1998 plus (ii) the change in the per share price since the measurement date, by the share price at the measurement date.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                         TOTAL RETURN AS OF DECEMBER 31
                             (DECEMBER 31, 1998-100)

          [COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN LINE CHART]

INCORPORATION BY REFERENCE


         The Annual Report on Form 10-K and audited financial statements, certain supplemental financial information, Management Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk included in the Corporation's Annual Report to Stockholders for the year ended December 31, 2003, are incorporated by reference herein. In addition, all documents filed by the Corporation pursuant to Section 13(a) of the Securities Exchange Act of 1934 subsequent to the date of this Proxy Statement and prior to the Annual Meeting shall be deemed to be incorporated by reference herein.


                                      ***

PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS

         Stockholders' proposals intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Board's Secretary, at its principal executive offices, 209 Munoz Rivera Ave., San Juan, Puerto Rico, 00918, no later than November 1, 2004 for inclusion in the Corporation's Proxy Statement and Form of Proxy relating to the 2005 Annual Meeting of Stockholders.

San Juan, Puerto Rico, March 17, 2004

RICHARD L. CARRION                            SAMUEL T. CESPEDES
Chairman of the Board, President              Secretary
and Chief Executive Officer

YOU MAY REQUEST A COPY, FREE OF CHARGE, OF THE REPORT ON FORM 10-K OR ANY OTHER DOCUMENT INCORPORATED BY REFERENCE AND FILED WITH THE SEC THROUGH OUR WEBSITE, www.popularinc.com OR BY CALLING (787) 765-9800 OR WRITING TO AMILCAR JORDAN, ESQ., SENIOR VICE PRESIDENT, BANCO POPULAR DE PUERTO RICO, PO BOX 362708, SAN JUAN, PR 00936-2708.

                                                                         ANNEX A

COMPENSATION COMMITTEE CHARTER

PURPOSE OF COMMITTEE

         The purpose of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Popular, Inc. (the "Corporation") is to discharge the Board's responsibilities (subject to review by the full Board) relating to compensation of the Corporation's Chief Executive Officer and all other Executive Officers and to produce an annual report on executive compensation for inclusion in the Corporation's proxy statement, in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC").

COMMITTEE MEMBERSHIP

         The Committee will consist of three or more members of the Board, each of whom the Board has determined has no material relationship with the Corporation and each of whom is otherwise "independent" under the rules of The NASDAQ Stock Market, Inc.

         The Board will appoint the members of the Committee. Members will serve at the pleasure of the Board and for such term or terms as the Board may determine.

COMMITTEE STRUCTURE AND OPERATIONS

         The Committee will designate one member of the Committee as its chair. In the event of a tie vote on any issue, the chair's vote will decide the issue. The Committee will meet in person or telephonically at least three times a year at a time and place determined by the Committee chair, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chair.

         The Committee may invite such members of management to its meetings as it may deem desirable or appropriate, consistent with the maintenance of the confidentiality of compensation discussions. The Corporation's Chief Executive Officer ("CEO") should not attend any meeting where the CEO's performance or compensation are discussed, unless specifically invited by the Committee.

COMMITTEE DUTIES AND RESPONSIBILITIES

         The following are the duties and responsibilities of the Committee:

                  1. In consultation with senior management, to establish the Corporation's general compensation philosophy, and oversee the development and implementation of compensation programs.

                  2. To review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the performance of the CEO in light of those goals and objectives, and set the CEO's compensation level based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee will consider, among other factors, the Corporation's performance relative to other major companies in the banking and financial services industries, as measured by standards such as net income and its growth over prior periods and shareholder return, the level of compensation paid to CEOs at comparable companies, the level of the CEO's individual contribution to the performance of the Corporation, the incentive awards given to the CEO in past years and the CEO's compensation as a percentage of the Corporation's net income.

                  3. To review and approve compensation programs applicable to the executive officers of the Corporation.

                  4. To make recommendations to the Board with respect to the Corporation's incentive compensation plans and equity-based plans, including the 2001 Stock Option Plan and the Profit Sharing, Annual Incentive, Long-Term Incentive and Benefit Restoration Plans, oversee the activities of the individuals and committees responsible for administering these plans, and discharge any responsibilities imposed on the Committee by any of these plans.

                  5. In consultation with management, to oversee compliance with federal and state laws and regulations as they affect compensation matters.

                  6. To review and approve any severance or similar termination payments proposed to be made to any current or former executive officer of the Corporation.

                  7. To prepare and issue the evaluations and reports required under "Committee Reports" below.

                  8. To handle any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the Corporation's compensation programs.

DELEGATION TO SUBCOMMITTEE

         The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee consisting solely of members of the Committee.

COMMITTEE REPORTS

         The Committee will produce the following reports and provide them to the Board.

                  1. An annual Report of the Compensation Committee on Executive Compensation for inclusion in the Corporation's annual proxy statement in accordance with applicable SEC rules and regulations.

                  2. An annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter. The performance evaluation should also recommend to the Board any improvements to this charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee may be conducted in any manner that the Committee deems appropriate. The report to the Board may take the form of an oral report by the chair of the Committee or any other member of the Committee designated by the Committee to make this report.

                  3. A summary of the actions taken at each Committee meeting, which will be presented to the Board at the next Board meeting.

RESOURCES AND AUTHORITY OF THE COMMITTEE

         The Committee will have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to compensation consultants retained to assist in the evaluation of CEO or senior executive compensation, this authority will be vested solely in the Committee.

                                                                        ANNEX  B

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

PURPOSE OF COMMITTEE

         The purpose of the Corporate Governance and Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Popular, Inc. ("Popular") is (a) to identify and recommend individuals to the Board for nomination as members of the Board and its committees, (b) to identify and recommend individuals to the Board for nomination as Chief Executive Officer and Chairman of Popular, (c) to promote the effective functioning of the Board and its committees, and (d) to develop and recommend to the Board a set of corporate governance principles applicable to Popular.

COMMITTEE MEMBERSHIP

         The Committee will consist of three or more members of the Board, each of whom the Board has determined has no material relationship with Popular and each of whom is otherwise "independent" under the rules of The NASDAQ Stock Market, Inc.

         The Board will appoint the members of the Committee. Members will serve at the pleasure of the Board and for such term or terms as the Board may determine. Members will have experience with board of director's nominations or corporate governance matters.

COMMITTEE STRUCTURE AND OPERATIONS

         The Committee will designate one member of the Committee as its chair. In the event of a tie vote on any issue, the chair's vote will decide the issue. The Committee will meet in person or telephonically at least four times a year at a time and place determined by the Committee chair, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chair.

COMMITTEE DUTIES AND RESPONSIBILITIES

The following are the duties and responsibilities of the Committee:

                           NOMINATIONS:

                  1. To make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof.

                  2. To identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee will recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, the Committee will take into consideration such factors, as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations that the Committee deems relevant, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee may consider candidates proposed by management, but is not required to do so.

                  3. To develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between Popular and a director.

                  4. In the case of a director nominee to fill a Board vacancy created by an increase in the size of the Board, make a recommendation to the Board as to the class of directors in which the individual should serve.

                  5. To identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee will take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including, without limitation, the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.

                  6. Establish procedures for the Committee to exercise oversight of the evaluation of the Board and management.

                           CORPORATE GOVERNANCE:

                  1. To conduct an annual performance evaluation of the Board and, if necessary, to recommend to the Board changes in its structure and procedures.

                  2. To review annually the charter and annual performance evaluation of each committee of the Board and, if necessary, to recommend to the Board changes in the duties and responsibilities of the committees, or the dissolution of committees or creation of additional committees.

                  3. To review periodically Popular's Restated Articles of Incorporation and Bylaws and, if necessary, to recommend to the Board changes thereto in respect of good corporate governance.

                  4. To review annually Popular's Corporate Governance Guidelines and Code of Business Conduct and Ethics and, if necessary, to recommend to the Board changes thereto in respect of good corporate governance.

                  5. To address any requests by a director or executive officer to waive a provision of Popular's Code of Business Conduct and Ethics, including any requests with respect to an actual or potential conflict of interest.

                  6. To evaluate the procedures and communication plans for stockholder meetings to ensure that the required information on Popular is adequately presented and that the meeting promotes effective communication between Popular and its stockholders.

                  7. To consider stockholder proposals intended to be included in any proxy statement of Popular for its annual meeting of stockholders.

DELEGATION TO SUBCOMMITTEE

         The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

PERFORMANCE EVALUATION AND OTHER REPORTS

         The Committee will produce and provide to the Board an annual performance evaluation of the Committee, which evaluation will compare the performance of the Committee with the requirements of this charter. The performance evaluation should also recommend to the Board any improvements to the Committee's charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee may be conducted in any manner that the Committee deems appropriate. The report to the Board may take the form of an oral report by the chair of the Committee or any other member of the Committee designated by the Committee to make this report.

         The Committee will also produce a summary of the actions taken at each Committee meeting and will present the summary to the Board at the next Board meeting.

RESOURCES AND AUTHORITY OF THE COMMITTEE

         The Committee will have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority will be vested solely in the Committee.

                                                                         ANNEX C

CORPORATE GOVERNANCE GUIDELINES

I. INTRODUCTION

         The Board of Directors of Popular, Inc. ("Popular"), acting on the recommendation of its Corporate Governance and Nominating Committee, has developed and adopted this set of corporate governance principles (the "Guidelines") to promote the functioning of the Board and its committees, to protect and enhance stockholder value and to set forth a common set of expectations as to how the Board, its various committees, individual directors and management should perform their functions. These Guidelines are designed with Popular's current business operations, ownership, capital structure and economic conditions in mind and will continue to evolve with changing circumstances.

II. ROLES OF BOARD AND MANAGEMENT

         The roles of the Board and management are related, but distinct. Management proposes Popular's strategy to the Board for approval. Management also implements Popular's strategy in the day-to-day operation of its business, reporting regularly to the Board on significant events, issues and risks that may materially affect Popular's business or financial performance.

         The Board's function is oversight. The Board oversees, directly or through committees, the performance of Popular's business and management. The Board reviews and approves Popular's business strategy and oversees management's implementation of that strategy.

III. BOARD COMPOSITION

The composition of the Board should balance the following goals:

                  - The size of the Board should facilitate substantive discussions of the whole Board in which each director can participate meaningfully;

                  - The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to Popular's business;

                  - A majority of the Board will consist of directors who the Board has determined have no material relationship with Popular and who are otherwise "independent" under the rules of The NASDAQ Stock Market, Inc.

IV. SELECTION OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

         The Board should be free to select its Chairman and Popular's Chief Executive Officer in the manner it considers in the best interests of Popular at any given point in time. Therefore, the Board does not have a policy on whether the roles of Chairman and CEO should be separate or combined and, if they are to be separate, whether the Chairman should be selected from the non-executive directors or be an employee.

V. SELECTION OF DIRECTORS

A. Nominations. The Board is responsible for selecting the nominees for election to Popular's Board of Directors by the stockholders. Popular's Corporate Governance and Nominating Committee is responsible for recommending to the Board a slate of directors or one or more nominees to fill vacancies occurring between annual meetings of stockholders.

B. Criteria. The Board should, based on the recommendations of the Corporate Governance and Nominating Committee, select new nominees for the position of independent director considering the following criteria:

                  - Personal qualities and characteristics, accomplishments and reputation in the business community;

                  - Current knowledge and contacts in the communities in which Popular does business and in Popular's industry or other industries relevant to Popular's business;

                  - Ability and willingness to commit adequate time to Board and committee matters;

                  - The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of Popular; and

                  - Diversity of viewpoints, background, experience and other demographics.

C. Invitation. The invitation to join the Board should be extended by the Board via the Chairman of the Board and CEO of Popular, together with an independent director, when deemed appropriate.

D. Orientation and Continuing Education. Management, working with the Board, will provide an orientation process for new directors, including background material on Popular, its business plan and its risk profile, and meetings with

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                  senior management. Periodically, management will prepare
                  additional educational sessions for all directors on matters relevant to Popular, its business plan and risk profile in accordance with applicable rules of The NASDAQ Stock Market, Inc.

VI. ELECTION TERM

         The Board does not believe it should establish term limits.

VII. RETIREMENT OF DIRECTORS

         A director who would attain age 72 at the time of the election or during the term to be served may not stand for re-election.

VIII. BOARD MEETINGS

         The Board currently plans at least eight meetings, with further meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board. The meetings may consist of committee meetings and the Board meeting.

         The agenda for each Board meeting will be distributed by the Office of the Corporate Secretary. Any director is free to offer agenda items for consideration by the Board. Management will seek to provide to all directors an agenda and appropriate materials approximately one week in advance of meetings, although the Board recognizes that this timing will not always be consistent with the timing of transactions and the operations of the business and that in certain cases it may not be practicable.

         Materials presented to the Board or its committees should be as concise as possible, while still providing the desired information needed for the directors to make an informed judgment. As a general rule, presentations on specific subjects should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the material. As the need arises, presentations may be made orally at meetings.

IX. EXECUTIVE SESSIONS

         To ensure free and open discussion and communication among the independent directors, the independent directors will meet regularly in executive sessions, with no members of management present. These executive sessions should be held with sufficient regularity that no negative inference attaches to the calling of an executive session. The independent directors will designate the independent director who will preside at each executive sessions, and those designations should be rotated. There should be no lead director.

X. THE COMMITTEES OF THE BOARD

         Popular will have at least the following committees: Audit Committee, Risk Management Committee, Compensation Committee and the Corporate Governance and Nominating Committee. Each of the Audit, Compensation and Corporate Governance and Nominating Committees must have a written charter in accordance with the rules of The NASDAQ Stock Market, Inc.

         All directors, whether members of a committee or not, are invited to make suggestions to a committee chair for additions to the agenda of the chair's committee or to request that an item from a committee agenda be considered by the Board. The chair of each committee will give a periodic report of the committee's activities to the Board.

         Each of the Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee will be composed of at least three directors who the Board has determined have no material relationship with Popular and who are otherwise "independent" under the rules of The NASDAQ Stock Market, Inc., applicable law and SEC rules. The required qualifications for the members of each committee are specified in the committee's charter. A director may serve on more than one committee for which the director qualifies.

XI. BOARD RESPONSIBILITIES

A. Strategy. The Board reviews and approves management's proposed strategy for Popular and monitors implementation of Popular's strategic plans on an ongoing basis.

B. Operating Plans and Budgets. The Board oversees Popular's annual operating plans, reviews the annual budgets presented by management and monitors the implementation of the annual plans.

C. Self-evaluation. The Board evaluates its own performance annually, as described below under "Evaluating Board Performance," based on the report and recommendations of its Corporate Governance and Nominating Committee.

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                  In connection with this evaluation, the Board should actively seek means of improving its performance. Each committee should also evaluate its performance annually.

D. Management Succession. At least annually, the Board will review and concur in a management succession plan, developed by the CEO, to ensure that future selections are appropriately considered. The principal components of this plan, which the CEO will report at least annually to the Board, are (1) a proposed plan for emergency CEO succession, (2) a proposed plan for CEO succession in the ordinary course of business and
                  (3) the CEO's plan for management succession for the other policy-making officers of Popular. The succession plan should include an assessment of the experience, performance, skills and planned career paths for possible candidates within the senior management team.

E. Evaluating and Approving Salary for the CEO. The Board, acting through the Compensation Committee, evaluates the performance of the CEO and Popular against Popular's strategic and financial goals, and approves the compensation level of the CEO.

F. Evaluating and Approving the Compensation of Management. The Board, acting through the Compensation Committee, evaluates and approves the proposals of the CEO for overall compensation policies applicable to executive officers.

G. Board Compensation. The Board will conduct a review at least once every three years of the components and amount of Board compensation in relation to other similarly situated companies. As part of a director's total compensation and to create a direct linkage with corporate performance, the Board believes that a meaningful portion of a director's compensation should be provided and held in stock options or other equity-based compensation. Board compensation should be consistent with market practices but should not be set at a level that would call into question the Board's objectivity.

H. Reviewing and Approving Significant Transactions. Board approval of a particular transaction may be appropriate because of several factors, including:

                  -        Legal or regulatory requirements;

                  - The materiality of the transaction to Popular's financial performance, risk profile or businesses;

                  -        The terms of the transaction;

                  - Other factors, such as entry into a new business or a variation from Popular's strategic plan.

         Whenever Board approval is not required, the CEO will review and approve those transactions or, where appropriate, delegate the review and approval of those transactions that implement Popular's strategic plan in the day-to-day operation of its business, reporting regularly to the Board or its committees on significant events, issues and risks that may materially affect Popular's financial performance or risk profile.

XII. EXPECTATIONS OF DIRECTORS

         The business and affairs of Popular are managed by or under the direction of the Board in accordance with all applicable laws. In performing their duties, the primary responsibility of the directors is to exercise their business judgment in the best interests of all stockholders of Popular. The Board has developed a number of specific expectations of directors to promote the discharge of this responsibility and the efficient conduct of the Board's business.

A. Commitment and Attendance. The SEC requires disclosure of the failure of any director to attend 75% of the meetings of the Board and the committees on which the director serves. All directors should make every effort to attend meetings of the Board and meetings of committees of which they are members. Members may occasionally attend by telephone or videoconference to mitigate unavoidable scheduling conflicts.

B. Participation in Meetings. Each director should be sufficiently familiar with the business of Popular, including its financial statements, capital structure, risks and the competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which the director serves. Upon request, management will make appropriate personnel available to answer any questions a director may have about any aspect of Popular's business. Directors should also review the materials provided by management and advisors in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented. Directors are entitled to rely on the work of management and professional advisors as discussed below under "Reliance on Management and Outside Advice".

C. Loyalty and Ethics. In their roles as directors, all directors owe their primary duty of loyalty to Popular and its stockholders. This duty of loyalty mandates that the best interests of Popular take precedence over any interests possessed by a director. To prevent inadvertent conflicts of interest or even the appearance of a conflict of interest, directors should disclose all other business relationships with Popular and should excuse themselves from

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                  discussions and decisions affecting those relationships.

                  Popular intends to conduct its business in accordance with the highest legal and ethical standards and has adopted a Code of Business Conduct and Ethics (the "Code"). Certain portions of the Code deal with activities of directors, particularly with respect to transactions in the securities of Popular and potential conflicts of interest. Directors should be familiar with the Code and should consult with Popular's General Counsel in the event of any issues.

D. Changes in Responsibility. Directors whose employment or other outside responsibilities change substantially from those held when they were elected to the Board should inform the Board, providing an opportunity to consider the desirability of their continued service on the Board.

E. Other Directorships. Popular values the experience directors bring from other boards on which they serve, but recognizes that those boards may also present demands on a director's time and availability and may present conflicts or legal issues. Directors who also serve as CEO's or in equivalent positions should not serve on more than two boards of public companies in addition to Popular, Inc.'s board, and other directors should not serve on more than four other boards of public companies in addition to the Popular Inc.'s Board. Current positions in excess of these limits may be maintained unless the Board determines that doing so would impair the director's service on the Popular Inc.'s board.

F. Contact with Management. All directors are invited to contact the CEO at any time to discuss any aspect of Popular's business. Directors also have complete access to other members of management. The Board expects that there will be frequent opportunities for directors to meet with the CEO and other members of management in Board and committee meetings and in other formal or informal settings.

                  Further, the Board encourages management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement and substantial knowledge in those areas, and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

G. Contact with Other Constituencies. It is important that Popular speak to constituencies other than management and the Board with a single voice, and that management serve as the primary spokesperson. If a situation arises in which it seems necessary for an individual director to make or participate in communications to one of these constituencies, the director should consult with the CEO.

H. Confidentiality. The proceedings and deliberations of the Board and its committees are strictly confidential. Each director has a fiduciary obligation to maintain the confidentiality of all information received in connection with his or her service as a director.

I. Contact About Strategic Transactions. It is important for Popular to have the opportunity to evaluate and communicate in an orderly way with respect to any potential strategic transaction. Therefore, any director who is approached by a third party about such a transaction should refrain from discussing it and refer the contact promptly to the CEO.

XIII. EVALUATING BOARD PERFORMANCE

         The Board, acting through the Corporate Governance and Nominating Committee, should conduct a self-evaluation at least annually to determine whether it is functioning effectively. The Corporate Governance and Nominating Committee should periodically consider the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

         Each committee of the Board should conduct a self-evaluation at least annually and report the results to the Board, acting through the Corporate Governance and Nominating Committee. Each committee's evaluation must compare the performance of the committee with the requirements of its written charter, if any.

XIV. RELIANCE ON MANAGEMENT AND OUTSIDE ADVICE

         In performing its functions, the Board is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors. The Board has the authority to retain and approve the fees and retention terms of its outside advisors.


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                                                                         ANNEX D

AUDIT COMMITTEE CHARTER

ARTICLE 1 - ORGANIZATION

         The Board of Directors (the "Board") of Popular, Inc. (the "Corporation") has established an Audit Committee to undertake the responsibilities and perform the tasks set forth in this Charter.

ARTICLE 2 - COMPOSITION

         The Audit Committee shall be comprised of at least three directors, each of whom is (i) "independent" under the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, and the rules of The NASDAQ Stock Market, Inc. ("NASDAQ"), (ii) does not accept any consulting, advisory or other compensatory fee from the Corporation other than in his or her capacity as a member of the Board or any committee of the Board, and (iii) is not an "affiliate" of the Corporation or any subsidiary of the Corporation, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Board shall also determine that each member of the Audit Committee is able to read and understand financial statements at the time of the member's appointment to the Audit Committee and that at least one member of the Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

         The Board shall designate as president of the Audit Committee one of its members, who shall preside over the meetings of the Committee and shall inform the Board of the actions taken by the Committee. In the event of a vacancy or an absence in the Audit Committee, the Board may designate any member of the Board as substitute, provided such person complies with the requisites established herein.

ARTICLE 3 - PURPOSE

         The purpose of the Audit Committee is (a) to assist the Board in its oversight of:

                  1. the Corporation's accounting and financial reporting principles and policies, and internal audit controls and procedures;

                  2. the Corporation's financial statements and the independent audit thereof;

                  3. the outside auditors' qualifications, independence and performance; and

                  4. the Corporation's compliance with legal and regulatory requirements in relation to the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation;" and (b) to prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Corporation's annual report.

         In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Corporation and are not, and do not represent themselves to be, performing the functions of accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

         The function of the Audit Committee is to act in an oversight capacity. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements and for the effectiveness of internal control over financial reporting. Furthermore, management and the Internal Audit Division are responsible for maintaining appropriate accounting and financial reporting principles and policies, and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. Management and the Internal Audit Division are responsible for examining and evaluating the adequacy and effectiveness of the systems of internal control of the Corporation and its subsidiaries to ensure (i) the reliability, integrity and reporting of information; (ii) compliance with the Corporation's policies, plans and procedures, as well as laws and regulations; (iii) the safekeeping of assets; and (iv) the economical and efficient use of resources. The outside auditors are responsible for planning and carrying out a proper audit of the Corporation's annual financial statements, reviewing the Corporation's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, annually auditing management's assessment of the effectiveness of internal control over financial reporting (commencing in the fiscal year ending December 31, 2004), and other procedures.

         The Audit Committee, in its capacity as a Committee of the Board of Directors, shall be directly responsible for the outside auditors, who in turn shall be accountable to the Audit Committee. The outside auditors shall annually submit to the Audit

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Committee a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Corporation's annual financial statements and the reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q; or services that are normally provided by the outside auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Corporation's financial statements, in aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the outside auditors, in the aggregate and by each service.

ARTICLE 4 - DUTIES AND RESPONSIBILITIES

         To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

         1.       With respect to the outside auditor:

                  (i) to annually appoint - or replace if necessary - compensate, retain and oversee the work of any outside auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest service for the Corporation or any of its subsidiaries, including sole authority to approve all audit fees and terms;

                  (ii) to resolve disagreements between management and the outside auditors regarding financial reporting;

                  (iii) to determine the fees to be paid to the outside auditors for audit and non-audit services;

                  (iv) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement) addressing each non-audit service provided to the Corporation and the matters set forth in Independence Standards Board Standard No. 1, and to discuss with the outside auditors any relationships or services disclosed in this Statement that may affect the quality of audit services or the objectivity and independence of the Corporation's outside auditors;

                  (v) to pre-approve, or adopt procedures to pre-approve, all auditing and non-auditing services, to be provided by the outside auditors and to consider whether the outside auditors' provision of non-audit services to the Corporation is compatible with maintaining the independence of the outside auditors. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the outside auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting;

                  (vi) to obtain from the outside auditors in connection with any audit a timely report relating to the Corporation's annual audited financial statements describing (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditors and management; and (iii) any other material written communications between the outside auditors and the management of the Corporation, such as any "management" letter or schedule of unadjusted differences;

                  (vii) to review and evaluate the qualifications, performance and independence of the lead partner of the outside auditors;

                  (viii) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner, and any other active audit engagement team partner, and consider whether there should be a regular rotation of the audit firm itself;

                  (ix) to take into account the opinions of management and the Internal Audit Division in assessing the outside auditors' qualifications, performance and independence.

         2.       With respect to the Internal Audit Division:

                  (i) to review the appointment and replacement of the General Auditor;

                  (ii) to review and ratify the annual evaluation and salary recommendation of the General Auditor as recommended by the Director of Risk Management; and

                  (iii) to advise the General Auditor that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the Internal Audit Division and management's responses thereto.

         3. With respect to accounting principles and policies, financial reporting and internal control over financial reporting:

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                  (i)      to advise management, the Internal Audit Division and
                           the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

                  (ii) to consider any reports or communications (and management's and/or the Internal Audit Division's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented, including reports and communications related to:

                           -        deficiencies, including significant
                                    deficiencies or material weaknesses, in
                                    internal control identified during the audit or other matters relating to internal control over financial reporting;

                           - consideration of fraud in a financial statement audit;

                           -        detection of illegal acts;

                           - the outside auditor's responsibility under generally accepted auditing standards;

                           -        any restrictions on audit scope;

                           -        significant accounting policies;

                           - significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

                           -        management judgments and accounting
                                    estimates and assumptions;

                           - any accounting adjustments arising from the audit including those that were noted or proposed by the outside auditor but were "passed" (as immaterial or otherwise);

                           - the responsibility of the outside auditor for other information in documents containing audited financial statements;

                           -        disagreements with management;

                           -        consultation by management with other
                                    accountants;

                           - major issues discussed with management prior to retention of the outside auditor;

                           - difficulties encountered with management in performing the audit;

                           - the outside auditor's judgments about the quality of the entity's accounting principles; and

                           - reviews of interim financial information, including the quarterly financial statements, conducted by the outside auditor;

                  (iii)    to establish procedures for:

                           - the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

                           - the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

                  (iv) to meet with management, the General Auditor and the outside auditors:

                           -        to discuss the scope of the annual audit;

                           - to discuss the audited financial statements and quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

                           - to discuss any significant matters arising from any audit, report or communication referred to in this Charter, whether raised by management, the Internal Audit Division or the outside auditors, relating to the Corporation's financial statements;

                           - to review the form of opinion the outside auditors propose to render to the Board and shareholders;

                           - to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies;
                                    (b) analyses prepared by management or the outside auditors setting forth significant financial reporting issues and judgments made in

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                                    connection with the preparation of the
                                    financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;

                           - to inquire whether the financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Corporation as of and for the periods presented;

                  (v) to inquire of the Corporation's chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Corporation's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls;

                  (vi) to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with
                           Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

                  (vii)    approve all related party transactions;

                  (viii) to discuss with the Corporation's General Counsel any significant legal matters that may have a material effect on the financial statements and the Corporation's compliance policies, including material notices to or inquiries received from governmental agencies; and

                  (ix) to review and discuss any reports concerning material violations submitted to it by Corporation attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules (17 C.F.R. Part
                           205) or otherwise.

         4.       With respect to reporting and recommendations:

                  (i) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement;

                  (ii) to review this Charter at least annually and recommend any changes to the Board; and

                  (iii) to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

ARTICLE 5 - RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

         The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain independent counsel and other experts or consultants, without seeking approval of the Board or management, and to determine the compensation to be paid by the Corporation to such auditors, counsel, experts or consultants.

         The Corporation shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

         1. Compensation to the outside auditors and any other public accounting firm engaged for the purpose of preparing of issuing an audit report or performing other audit review or attest services for the Corporation;

         2.       Compensation of any advisers employed by the Audit Committee;
                  and

         3. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

ARTICLE 6 - TERM IN OFFICE

         The members of the Audit Committee shall be appointed by the Board based on nominations recommended by the Corporation's Corporate Governance and Nominating Committee, and shall hold office from the time of designation until the next annual meeting of stockholders of the Corporation. The Board may, however, extend such period for one or all designated members.

ARTICLE 7 - MEETINGS

         The Committee will meet at least one (1) time every three (3) months, or more frequently if circumstances dictate, to discuss any or all the matters set forth in Article 4, or any other topics deemed necessary. In addition to such meetings, the Audit Committee should meet separately at least annually with management, the General Auditor and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately, including the annual audited financial statements. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

ARTICLE 8 - SECRETARY

         The Committee will designate a Secretary among its members. The Secretary may delegate his (her) functions to any officer of the Corporation sole designated by the Secretary. The Secretary, or the person so designated, will notify the members of the Committee of the place, date, and time of the meetings of the Committee on a timely basis, as well as prepare and submit the agenda, reports and documents required for each meeting of the Committee.

ARTICLE 9 - MINUTES OF THE MEETINGS

         The Secretary or his (her) designee will prepare accurate minutes of each meeting of the Committee, indicating which members of the Committee were present, and summarizing the decisions, recommendations and agreements reached. The President of the Committee will submit the minutes and the attachments considered necessary to the Board at their next meeting for their review and ratification.

ARTICLE 10 - QUORUM AND COMMITTEE DECISIONS

         A quorum shall consist of the majority of the members of the Committee. The decisions of the Committee shall be adopted by an affirmative vote of the majority of the members present at the meeting in which the decision is considered. In the event of a tie, the decision will be submitted to the Board in their next meeting and no action will be taken until the Board makes a decision.

ARTICLE 11 -AMENDMENTS

         This Charter can be amended by means of an express resolution of the Board.

ARTICLE 12 - EFFECTIVE DATE

         This Charter will be effective immediately after its approval by the Board. The Secretary of the Board will certify it with his (her) signature and the Corporate seal, indicating the date it was approved.

                                                                         ANNEX E

PROPOSED AMENDMENT TO THE ARTICLE FIFTH OF THERE STATED ARTICLES OF
INCORPORATION

         RESOLVED, that Article Fifth of the Restated Articles of Incorporation of the Corporation be, and it hereby is, amended in its entirety to read as follows:

         "FIFTH: The minimum amount of capital with which the Corporation shall commence business shall be $1,000.

                  The total number of shares of all classes of capital stock that the Corporation shall have authority to issue, upon resolutions approved by the Board of Directors from time to time, is five hundred million shares (500,000,000), of which four hundred seventy million shares (470,000,000) shall be shares of Common Stock of the par value of $6, per shares (hereinafter called "Common Stock"), and thirty million (30,000,000) shall be shares of Preferred Stock without par value (hereinafter called "Preferred Stock").

                  The amount of the authorized capital stock of any class or classes of stock may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.

                  The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock shall be as follows:

                  (1) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, and with such voting powers, full or limited but not to exceed one vote per share, or without voting powers, and with such designations, preferences, and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as are not otherwise expressed in this Certificate of Incorporation or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

                           (a) the designation of such series;

                           (b) the purchase price that the Corporation shall
receive for each share of such series;

                           (c) the dividend rate of such series, the conditions
and dates upon which such dividends shall be payable, the preference or relation that such dividends shall bear to the dividends payable on any other class or classes or on any other series of any class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

                           (d) whether the shares of such series shall be
subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

                           (e) the terms and amounts of any sinking fund
provided for the purchase or redemption of the shares of such series;

                           (f) whether the shares of such series shall be
convertible into or exchangeable for shares of any other class of classes or of any other series of any class or classes of capital stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                           (g) the extent, if any, to which the holders of the
shares of such series shall be entitled to vote as a class or otherwise with respect to the election of directors or otherwise;

                           (h) the restrictions and conditions, if any, upon the
reissue of any additional Preferred Stock ranking on a parity with or prior to such shares as to dividends or upon dissolution;

                           (i) the rights of the holders of the shares of such
series upon the dissolution of, or upon the distribution of assets of, the Corporation, which rights may be different in the case of a voluntary dissolution than in the case of an involuntary dissolution.

         (2) Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever.

         RESOLVED FURTHER, that the proper officers of the Corporation be, and hereby are, authorized and directed to take all actions, execute all instruments, and make all payments that are necessary or desirable, at their discretion, to make effective the foregoing amendment to the Restated Articles of Incorporation of the Corporation, including without limitation on filing a certificate of such amendment with the Secretary of State of the Commonwealth of Puerto Rico."

                                                                         ANNEX F

PROPOSED AMENDMENT TO THE ARTICLE EIGHTH OF THE RESTATED ARTICLES OF
INCORPORATION

         RESOLVED, that Article Eighth of the Restated Articles of Incorporation of the Corporation be, and hereby is, amended in its entirety to read as follows:

         EIGHT: (1) The Board shall be composed of such number of directors as are established from time to time by the Board of Directors and approved by an absolute majority of directors; provided, however, that the total number of directors shall always be not less than nine (9) nor more than twenty-five (25). The Board of Directors shall be divided into three classes as nearly equal in number as possible, with each class having at least three members and with the term of office of one class expiring each year. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such director was elected; provided, however, that each initial director in Class 1 shall hold office until the annual meeting of stockholders in 1991; each initial director in Class 2 shall hold office until the annual meeting of stockholders in 1992; and each initial director in Class 3 shall hold office until the annual meeting of stockholders in 1993. Except as provided in this Article Eighth, a director shall be elected by the affirmative vote of a majority of the shares of the class of stock represented at the annual meeting of stockholders for which the director stands for election and entitled to elect such director.

         (2) Any vacancies in the Board of Directors, by reason of an increase in the number of directors or otherwise, shall be filled solely by the Board of Directors, by majority vote of the directors then in office, thought less than a quorum, but any such director so elected shall hold office only until the next succeeding annual meeting of stockholders. At such annual meeting, such director shall be elected and qualified in the class in which such director is assigned to hold office for the term or remainder of the term of such class. Directors shall continue in office until others are chosen and qualified in their stead. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so assigned among the classes by a majority of the directors then in office, though less than a quorum, so as to make all classes as nearly equal in number as possible. To the extent of any inequality within the limits of foregoing, the class of directorships shall be the class or classes then having the last date or the later dates for the expiration of its or their terms. No decrease in the number of directors shall shorten the term of any incumbent director.

         (3) Any director may be removed from office as a director but only for cause by the affirmative vote of the holders of two-third (2/3) of the combined voting power of the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

         The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which to the extent provided in the resolution or in the by-laws of the Corporation, shall have and may exercise the powers of the Boards of Directors (other than the power to remove or elect officers) in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the by-laws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

         The Board of Directors may from time to time, in the manner provided for in the by-laws of the Corporation, hold its regular or extraordinary meetings outside of Puerto Rico.

         RESOLVED FURTHER, that the proper officers of the Corporation be, and hereby are, authorized and directed to take all actions, execute all instruments, and make all payments that are necessary or desirable, at their discretion, to make effective the foregoing amendment to the Restated Articles of Incorporation of the Corporation, including without limitation, filing a certificate of such amendment with the Secretary of State of the Commonwealth of Puerto Rico.

2004 OMNIBUS INCENTIVE PLAN                                              ANNEX G

ARTICLE I
PURPOSE

         The Corporation has previously adopted the Popular, Inc., 2001 Stock Option Plan (the "Stock Option Plan"), which was intended to provide equity-based compensation incentives through the grant of stock options. Effective upon the adoption of the "Popular, Inc. 2004 Omnibus Incentive Plan" (the "Plan") by shareholders of Popular, Inc. (the "Corporation",) the Plan will replace and supersede the Stock Option Plan. All outstanding award grants under the Stock Option Plan shall continue in full force and effect, subject to their original terms, after the Plan replaces and supersedes the Stock Option Plan under the terms and conditions noted above.

         The purpose of the Plan is to provide flexibility to the Corporation and its Affiliates (as herein below defined) to attract, retain and motivate their officers, executives and other key employees through the grant of awards and to adjust its compensation practices to the best compensations practices and corporate governance trends as they develop from time to time. The Plan is further intended to help retain and align the interests of the non-employee members of the Board of Directors of the Corporation and its Affiliates with the Corporation's shareholders.

ARTICLE II
DEFINITIONS

         2.1

Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

                  Adjusted Net Income. "Adjusted Net Income" means the Corporation's consolidated net income applicable to common stockholders as it appears on an income statement of the Company prepared in accordance with generally accepted accounting principles, excluding the effects of Extraordinary Items.

                  Adjustment Event. "Adjustment Event" means any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Stock or recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, dissolution, liquidation, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affecting the Common Stock of the Corporation.

                  Affiliate. "Affiliate" means any corporation or other form of entity of which the Corporation owns, from time to time, directly or indirectly, 50% or more of the total combined voting power of all classes of stock or other equity interests.

                  Alternative Awards. "Alternative Awards" shall have the meaning set forth in Section 10.3.

                  Annual Incentive Awards. "Annual Incentive Awards" means an Award made pursuant to Article IX of the Plan with a Performance Cycle of one year or less.

                  Approved Retirement. "Approved Retirement" means, in the case of a Participant who is a common law employee of the Corporation or an Affiliate, termination of a Participant's employment (i) on or after the normal retirement date or any early retirement date established under any defined benefit pension plan maintained by the Corporation or an Affiliate and in which the Participant participates or (ii) on or after attaining age 55 and completing such period of service as the Committee shall determine from time to time, to the extent the Participant does not participate in any such defined benefit pension plan maintained by the Corporation or an Affiliate. Notwithstanding the foregoing, the term "Approved Retirement" shall not apply to any Participant whose employment with the Corporation or an Affiliate has been terminated for Cause, whether or not such individual is deemed to be retirement eligible or is receiving retirement benefits under any defined benefit pension plan maintained by the Corporation or an Affiliate and in which the Participant participates or would otherwise satisfy the criteria set forth by the Committee as noted in the preceding sentence.

         Award. An "Award" means the award of an Annual Incentive Award, a Long-Term Performance Unit Award, an Option, a SAR, Restricted Stock, Restricted Unit or Performance Share, including any associated Dividend Equivalents, under the Plan.

         Beneficial Owner. "Beneficial Owner" means any "person," as such term is used in Section 13(d) of the Act, who, directly or indirectly, has or shares the right to vote, dispose of, or otherwise has "beneficial ownership" of such securities (within the meaning of Rule 13d-3 and Rule 13d-5 under the Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing).

         Board. "Board" means the Board of Directors of the Corporation.

         Cause. "Cause" means, with respect to a Participant, any of the following (as determined by the Committee in its sole discretion): (i) dishonesty, fraud or misrepresentation; (ii) inability to obtain or retain appropriate licenses; (iii) violation of any rule or regulation of any regulatory agency or self-regulatory agency; (iv) violation of any policy or rule of the Corporation or any Affiliate; (v) commission of a crime; (vi) breach by a Participant of any written covenant or agreement with the Corporation or any Affiliate not to disclose or misuse any information pertaining to, or misuse any property of, the Corporation or any Affiliate, or (vii) any act or omission detrimental to the conduct of the business of the Corporation or any Affiliate in any way.

         Change of Control. A "Change of Control" shall be deemed to have occurred if:


                  (i) any Person acquires direct or indirect ownership of 50% or more of the combined voting power of the then outstanding securities of the Corporation as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or



                  (ii) the shareholders of the Corporation approve (A) any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation (other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same or substantially the same proportionate ownership of the surviving corporation immediately after the merger), or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation to an entity which is not a wholly-owned subsidiary of the Corporation.


         Change of Control Price. "Change of Control Price" means the highest price per share of Common Stock paid in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash).

         Committee. "Committee" means the Compensation Committee of the Board or such other committee of the Board as the Board shall designate from time to time, which committee shall consist of two or more members, each of whom shall be a "Non Employee Director" within the meaning of Rule 16b-3, as promulgated under the Exchange Act, an "outside director" within the meaning of section 162(m) of the U.S. Code, and an "independent director" under the rules of NASDAQ, or any successors thereto.

         Common Stock. "Common Stock" means the common stock of the Corporation, par value $6.00 per share.

         Corporate Event. "Corporate Event" means a merger, consolidation, recapitalization or reorganization, share exchange, division, sale, plan of complete liquidation or dissolution, or other disposition of all or substantially all of the assets of the Corporation, which has been approved by the shareholders of the Corporation.

         Corporation. "Corporation" means Popular, Inc., a Puerto Rico Corporation, and any successor thereto.

         Covered Employees. "Covered Employees" are any Executive Officers or other Eligible Individuals who are "covered employees" within the meaning of U.S. Code section 162(m).

         Disability. "Disability" means with respect to any Participant, long-term disability as defined under the welfare benefit plan maintained by either the Corporation or an Affiliate and in which the Participant participates and from which the Participant is receiving a long-term disability benefit.

         Dividends. "Dividends" means the regular cash dividends paid by the Corporation upon one share of Common Stock from time to time.

         Dividend Equivalents. "Dividend Equivalents" means an amount equal to the regular cash dividends paid by the Corporation upon one share of Common Stock in connection with the grant of Restricted Units, Performance Shares, Options, and/or SARs awarded to a Participant in accordance with Article VIII of the Plan.

         Effective Date. "Effective Date" generally means the first date upon which the Plan shall become effective, which will be the date the Plan has been both (a) approved by the Board on February 24. 2004 and (b) approved by a majority of the votes cast at a duly held stockholders' meeting (currently scheduled for April 30, 2004) at which the requisite quorum, as set forth in the Corporation's Certificate of Incorporation, of outstanding voting stock of the Corporation is, either in person or by proxy, present and voting on the Plan. However, for purposes of any Option grant that is an ISO, the term "Effective Date" shall mean solely the adoption of the Plan by the Board.

         Eligible Individual. For purposes of this Plan only, "Eligible Individual" means (i) any individual who is a common law employee (including each officer or employee who is a member of the Board) of the Corporation or any such Affiliate, and (ii) any Non- employee Director.

         Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         Executive Officer. "Executive Officer" means each person who is an officer of the Corporation or any Affiliate and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

         Extraordinary Items. "Extraordinary Items" means (i) extraordinary, unusual and/or non-recurring items of gain or loss, including but not limited to, restructuring or restructuring-related charges, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, all of which are identified in the Corporation's audited financial statements or the Corporation's annual report to stockholders, or (v) those other items determined by the Committee.

         Fair Market Value. "Fair Market Value" means, on any date, the price of the last trade, in the Common Stock on such date on the NASDAQ National Market System or, if at the relevant time, the Common Stock is not listed to trade on the NASDAQ National Market System, on such other recognized quotation system on which the trading prices of the Common Stock are then quoted (the "Applicable Exchange"). In the event that (i) there are no Common Stock transactions on the Applicable Exchange on any relevant date, Fair Market Value for such date shall mean the closing price on the immediately preceding date on which Common Stock transactions were so reported and (ii) the Applicable Exchange adopts a trading policy permitting trades after 5 P.M. Eastern Standard Time ("EST"), Fair Market Value shall mean the last trade, regular way, reported on or before 5 P.M. EST (or such earlier or later time as the Committee may establish from time to time).

         ISO. "ISO" means an Option that is an "incentive stock option" within the meaning of U.S. Code section 422.

         Long-Term Performance Unit Award. A "Long-Term Performance Unit Award" means an Award made pursuant to Article IX of the Plan, which are units valued by reference to Common Stock, the number or value of such units which may be adjusted over a Performance Cycle based on the satisfaction of Performance Goals.

         Nonemployee Director. "Nonemployee Director" means a member of the Board of Directors of the Corporation or an Affiliate who is not a common law employee of the Corporation or any Affiliate.

         Nonstatutory Stock Option. "Nonstatutory Stock Option" means an Option that is not an ISO or a QSO.

         Option (including ISOs, QSOs and Nonstatutory Stock Options). "Option" means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an ISO,
(ii) a QSO or (iii) a Nonstatutory Stock Option.

         P.R. Code. "P.R. Code" means the Puerto Rico Internal Revenue Code of 1994, as amended, including, for these purposes, any regulations promulgated by the Puerto Rico Department of the Treasury with respect to the provisions of the P.R Code, and any successor thereto.

         Participant. "Participant" shall have the meaning set forth in Article III of the Plan.

         Performance Cycle. "Performance Cycle" means the period selected by the Committee during which the performance of the Corporation or any Affiliate or unit thereof or any individual is measured for the purpose of determining the extent to which an Award subject to Performance Goals has been earned.

         Performance Goals. "Performance Goals" means the objectives for the Corporation, any Affiliate or business unit thereof, or an Eligible Individual that may be established by the Committee for a Performance Cycle with respect to any performance based Awards contingently granted under the Plan.

         Performance Shares. "Performance Shares" means an Award made pursuant to Article IX of the Plan, which are units denominated in Common Stock, the number of such units which may be adjusted over a Performance Cycle based upon the satisfaction of Performance Goals.

         Person. "Person" means any person (within the meaning of Section 3(a)(9) of the Exchange Act), including any group (within the meaning of Rule 13d-5(b) under the Exchange Act), but excluding the Corporation, any Affiliate or any employee benefit plan sponsored or maintained by the Corporation or any Affiliate.

         Plan Year. "Plan Year" means a period of twelve months commencing on January 1st and ending on the next December 31st.

         QSO. "QSO" means an Option that is a "qualified stock option" within the meaning of P.R. Code section 1046.

         Restricted Period. "Restricted Period" means the period of time during which Restricted Units or shares of Restricted Stock are subject to forfeiture or restrictions on transfer (if applicable) pursuant to Article VIII of the Plan.

         Restricted Stock. "Restricted Stock" means Common Stock awarded to a Participant pursuant to the Plan that is subject to forfeiture and restrictions on transferability in accordance with Article VIII of the Plan.

         Restricted Unit. "Restricted Unit" means a Participant's right to receive, pursuant to this Plan, one share of Common Stock at the end of a specified period of time, which right is subject to forfeiture in accordance with Article VIII of the Plan.

                  SAR. "SAR" means a stock appreciation right granted under
         Article VII in respect of one or more shares of Common Stock that entitles the holder thereof to receive, in cash or Common Stock, at the discretion of the Committee (which discretion may be exercised at or after grant, including after exercise of the SAR), an amount per share of Common Stock equal to the excess, if any, of the Fair Market Value on the date the SAR is exercised over the Fair Market Value on the date the SAR is granted.

                  U.S. Code. "U.S. Code" means the U.S. Internal Revenue Code of 1986, as amended, including, for these purposes, any regulations promulgated by the Internal Revenue Service with respect to the provisions of the U.S. Code ("Treasury Regulations"), and any successor thereto.

         2.2

Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

ARTICLE III
ELIGIBILITY AND PARTICIPATION

         3.1

Participants. Participants in the Plan shall be those Eligible Individuals designated by the affirmative action of the Committee (or its delegate) to participate in the Plan.

         3.2

Types of Awards. The Committee (or its delegate) may grant any or all of the Awards specified herein to any particular Participant (subject to the applicable limitations set forth in the Plan). Any Award may be made for one (1) year or multiple years without regard to whether any other type of Award is made for the same year or years.

ARTICLE IV
POWERS OF THE COMMITTEE

         4.1

Power to Grant. The Committee shall have the authority, subject to the terms of the Plan, to determine those Eligible Individuals to whom Awards shall be granted and the terms and conditions of any and all Awards including, but not limited to:

         (a) the number of shares of Common Stock to be covered by each Award;

         (b)      the time or times at which Awards shall be granted;

         (c) the terms and provisions of the instruments by which Options may be evidenced, including the designation of Options as ISOs, QSOs or Nonstatutory Stock Options;

         (d) the determination of the period of time during which restrictions on Restricted Stock or Restricted Units shall remain in effect;

         (e) the establishment and administration of any Performance Goals applicable to Awards granted under the Plan;

         (f) the determination of Participants' Long Term Performance Unit Awards or Performance Share Awards, including any Performance Goals and Performance Cycles;

         (g) the development and implementation of specific stock-based programs for the Corporation and its Affiliates that are consistent with the intent and specific terms of the framework created by this Plan; and

         (h) the right of a Participant to defer receipt of payment of an Award, including the establishment of a trust to hold the amounts payable pursuant to an Award, including, but not limited to shares of Common Stock.

Appropriate officers of the Corporation or any Affiliate may suggest to the Committee the Eligible Individuals who should receive Awards, which the Committee may accept or reject in its sole discretion. The Committee shall determine the terms and conditions of each Award at the time of grant. The Committee may establish different terms and conditions for different Participants and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

         4.2      Administration.

                  (a) Rules, Interpretations and Determinations. The Committee shall administer the Plan. Any Award granted by the Committee under the Plan may be subject to such conditions, not inconsistent with the terms of the Plan, as the Committee shall determine. The Committee shall have full authority to interpret and administer the Plan, to establish, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Corporation, to construe the respective Award agreements and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the Committee shall be final, binding, and conclusive for all purposes and upon all persons.

                  The Committee's determinations under the Plan (including the determination of the Eligible Individuals to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements hereunder) may vary, and need not be uniform, whether or not any such Eligible Individuals could be deemed to be similarly situated.

                  (b) Agents and Expenses. The Committee may appoint agents (who may be officers or employees of the Corporation) to assist in the administration of the Plan and may grant authority to such persons to execute agreements or other documents on its behalf. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Corporation. Any proceeds received by the Corporation in connection with any Award will be used for general corporate purposes.

                  (c) Delegation of Authority. Notwithstanding anything else contained in the Plan to the contrary herein, the Committee may delegate, subject to such terms or conditions or guidelines as it shall determine, to any employee of the Corporation or any group of employees of the Corporation or its affiliates any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers. Only the Committee may select, grant, administer, or exercise any other discretionary authority under the Plan in respect of Awards granted to such Participants who are Executive Officers.

         4.3 Newly Eligible Participants. The Committee shall be entitled to make such rules, determinations and adjustments, as it deems appropriate with respect to any Participant who becomes eligible to receive a performance-based Award after the commencement of a Performance Cycle.

         4.4 Restrictive Covenants and Other Conditions. Without limiting the generality of the foregoing, the Committee may condition the grant of any Award under the Plan upon the Participant to whom such Award would be granted agreeing in writing to certain conditions in addition to the provisions regarding exercisability of the Award (such as restrictions on the ability to transfer the underlying shares of Common Stock) or covenants in favor of the Corporation and/or one or more Affiliates (including, without limitation, covenants not to compete, not to solicit employees and customers and not to disclose confidential information) that may have effect during or following the termination of the Participant's employment with the Corporation and its Affiliates and before or after the Award has been exercised, including, without limitation, the requirement that the Participant disgorge any profit, gain or other benefit received in respect of the exercise of the Award prior to any breach of any such covenant by the Participant.

         4.5 Performance Based Compensation Interpretations; Limitations on Discretion. Notwithstanding anything

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contained in the Plan to the contrary, to the extent the Committee has required upon grant that any Annual Incentive Award, Long-Term Performance Unit Award, Performance Share, Restricted Unit or Restricted Stock must qualify as "other performance based compensation" within the meaning of Section 162(m)(4)(C) of the U.S. Code, the Committee shall (a) specify and approve the specific terms of any Performance Goals with respect to such Awards in writing no later than ninety (90) days from the commencement of the Performance Cycle to which the Performance Goal or Goals relate, and (b) not be entitled to exercise any subsequent discretion otherwise authorized under the Plan (such as the right to authorize payout at a level above that dictated by the achievement of the relevant Performance Goals) with respect to such Award if the ability to exercise discretion (as opposed to the exercise of such discretion) would cause such Award to fail to qualify as other performance based compensation.

         4.6 Indemnification. No member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan and all members of the Committee and each and any officer or employee of the Corporation acting on their behalf, to the extent permitted by law, shall be entitled to full indemnification, reimbursement and protection by the Corporation in respect of any such action, determination or interpretation. In the performance of its functions under the Plan, the Committee and any officer or employee of the Corporation acting on their behalf, shall be entitled to rely upon information and advice furnished to them by the Corporation's officers, accountants, counsel and any other party they deem necessary, and no member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be liable for any action taken or not taken in reliance upon any such advice.

ARTICLE V
COMMON STOCK SUBJECT TO PLAN; OTHER LIMITATIONS

         5.1 Plan Limits. (a) Shares Available for Awards: Subject to the provisions of Section 5.4, the number of shares of Common Stock issuable under the Plan for Awards shall be 5,000,000.

                  (b) The shares to be delivered under the Plan may consist, in whole or in part, of Common Stock purchased by the Corporation for such purpose, treasury Common Stock or authorized but unissued Common Stock, not reserved for any other purpose.

         5.2 Individual Performance-Based Limitations: Subject to the provisions of Section 5.4, to the extent that any Annual Incentive, Long-Term Performance Unit, Restricted Stock, Restricted Unit and Performance Share Awards to a Participant are intended to satisfy the requirements of U.S. Code section 162(m)(4)(C) as "other performance based compensation," the maximum aggregate amount of such Award(s) paid or otherwise made available to such Participant shall not exceed one-half of one percent (0.5%) of Adjusted Net Income for the most recently reported year ending December 31st prior to the year such Award or Awards is or are paid or otherwise made available.

         5.3 Cancelled, Terminated, or Forfeited Awards. Should an Award under this Plan for any reason expire without having been exercised, be cancelled, repurchased by the Corporation, terminated or forfeited or otherwise settled without the issuance of any Common Stock (including, but not limited to, shares tendered to exercise outstanding Options, shares tendered or withheld for taxes on Awards or shares issued in connection with a Restricted Stock Award that is subsequently forfeited), any such shares of Common Stock subject to such Award shall again be available for grants of Awards under the Plan.

         5.4 Adjustment in Capitalization. In the event of any Adjustment Event, (a) the aggregate number of shares of Common Stock available for Awards under Section 5.1, (b) the aggregate limitations on the number of shares that may be awarded as a particular type of Award or that may be awarded to any particular Participant in any particular period under Section 5.2 and (c) the aggregate number of shares subject to outstanding Awards and the respective exercise prices or base prices applicable to outstanding Awards shall be appropriately adjusted by the Committee, in its discretion, with respect to such Adjustment Event, and the Committee's determination shall be conclusive. To the extent deemed equitable and appropriate by the Committee and subject to any required action by shareholders of the Corporation, in any Adjustment Event that is a merger, consolidation, reorganization, liquidation, dissolution or similar transaction, any Award granted under the Plan shall be deemed to pertain to the securities and other property, including cash, to which a holder of the number of shares of Common Stock covered by the Award would have been entitled to receive in connection with such Adjustment Event.

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Any shares of stock (whether Common Stock, shares of stock into which shares of
Common Stock are converted or for which shares of Common Stock are exchanged or shares of stock distributed with respect to Common Stock) or cash or other property received with respect to any award of Restricted Stock or Restricted Units granted under the Plan as a result of any Adjustment Event or any distribution of property shall, except as provided in Article X or as otherwise provided by the Committee, be subject to the same terms and conditions, including restrictions on transfer, as are applicable to such shares of Restricted Stock or Restricted Units and any stock certificate(s) representing or evidencing any shares of stock so received shall be legended in such manner as the Corporation deems appropriate.

ARTICLE VI
STOCK OPTIONS

         6.1 Grant of Options. Subject to the provisions of Section 5.1, Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of three types: (i) ISOs, (ii) QSOs and (iii) Nonstatutory Stock Options. Except as otherwise provided herein, the Committee shall have complete discretion in determining the Number of Options, if any, to be granted to a Participant, except that ISOs and QSOs may only be granted to Eligible Individuals who satisfy the requirements for eligibility set forth under U.S. Code section 424 and P.R. Code section 1046, respectively. The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee or, if so determined by the Committee, the date on which occurs any event (including, but not limited to, the completion of an individual or corporate Performance
Goal) the occurrence of which is an express condition precedent to the grant of the Option. Subject to Section 5.4, the Committee shall determine the number of Options, if any, to be granted to the Participant. Each Option grant shall be evidenced by an Option agreement (in electronic or written form) that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, and such other terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. Options may be granted in tandem with SARs (as described in more detail in Article VII), and/or with associated Dividend Equivalents (as described in more detail in Article VIII).

         6.2 Exercise Price; No Repricing or Substitution of Options. Nonstatutory Stock Options and QSOs and ISOs granted pursuant to the Plan shall have an exercise price no less than the Fair Market Value of a share of Common Stock on the date the Option is granted. Except as a result of any Adjustment Event, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option nor to grant any new Options or other Awards in substitution for or upon the cancellation of Options previously granted which shall have the effect of reducing the exercise price of any outstanding Option.

         6.3 Exercise of Options. Each Option granted pursuant to the Plan shall become exercisable as determined by the committee at the time of grant; provided that the Committee may establish performance-based criteria for exercisability of any Option. Subject to the provisions of this Article VI, once any portion of any Option has become exercisable it shall remain exercisable for its remaining term. Once exercisable, an Option may be exercised from time to time, in whole or in part, up to the total number of shares of Common Stock with respect to which it is then exercisable. The Committee shall determine the term of each Option granted, but, except as expressly provided below, in no event shall any such Option be exercisable for more than 10 years after the date on which it is granted.

         6.4 Payment. The Committee shall establish procedures governing the exercise of Options. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefore. Without limiting the generality of the foregoing, payment of the exercise price may be made: (a) in cash or its equivalent; (b) by exchanging shares of Common Stock (which are not the subject of any pledge or other security interest) owned by the person exercising the Option (through actual tender or by attestation); (c) with the approval of the Board or the Committee, by authorizing the Corporation, Popular Securities, Inc. or a broker-dealer

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approved by the Corporation, to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon exercise of an Option; (d) with the approval of the Board or the Committee and at the election of the Participant, by withholding from those shares of Common Stock that would otherwise be obtained upon exercise of the Option a number of shares having a Fair Market Value equal to the exercise price; (e) by any combination of the foregoing; or (f) by other means that the Board or the Committee deems appropriate; provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such shares of Common Stock so tendered to the Corporation, valued as of the date of such tender, is at least equal to such exercise price. The Corporation may not make a loan to a Participant to facilitate such Participant's exercise of any of his or her Options or payment of taxes.

         6.5 ISOs and QSOs. Notwithstanding anything in the Plan to the contrary, no Option that is intended to be an ISO or a QSO may be granted after the tenth anniversary of the Effective Date of the Plan. Except as may otherwise be provided for under the provisions of Article X of the Plan, no term of this Plan relating to ISOs or QSOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the ISO, QSO or the Plan under Section 422 of the U.S. Code, or P.R. Code section 1046, respectively, or without the consent of any Participant affected thereby, to disqualify any ISO or QSO under such section 422 or section 1046.

         6.6 Termination of Employment or Service as a Nonemployee Director. Unless otherwise determined by the Committee at or following the time of grant, the following provisions of the Plan shall apply in the event of the Participant's termination of employment or service as a Nonemployee Director:

                  (a) Due to Death. In the event a Participant's employment terminates by reason of death, any Options granted to such Participant shall become immediately exercisable in full and may be exercised by the Participant's estate or as may otherwise be provided for in accordance with the requirements of Section 12.2, at any time prior to the earlier to occur of the (i) expiration of the term of the Options or (ii) such date as the Committee shall determine at the time of grant; provided, however, that Nonstatutory Stock Options shall be deemed to be amended to provide that they are exercisable for not less than one (1) year after a Participant's death even if such period exceeds the expiration of the term of the original grant of such Nonstatutory Stock Options.

                  (b) Due to Disability. In the event a Participant's employment is terminated by his or her employer by reason of Disability, any Options granted to such Participant shall become immediately exercisable in full and may be exercised by the Participant (or, in the event of the Participant's death after termination of employment when the Option is exercisable pursuant to its terms, by the Participant's designated beneficiary, and if none is named, by the person determined in accordance with the requirements of Section 12.2), at any time prior to the expiration date of the term of the Options or within such period as the Committee shall determine at the time of grant following the Participant's termination of employment, whichever period is shorter.

                  (c) Due to Approved Retirement. In the event a Participant's employment terminates by reason of Approved Retirement, any Options granted to such Participant which are then outstanding shall become immediately exercisable in full and may be exercised by the Participant (or, in the event of the Participant's death after termination of employment when the Option is exercisable pursuant to its terms, by the Participant's estate or as otherwise may be provided for in accordance with Section 12.2), at any time prior to the expiration date of the term of the Options or within five (5) years (or such shorter period as the Committee shall determine at the time of grant) following the Participant's Approved Retirement, whichever period is shorter.

                  (d) Due to Cause. In the event a Participant's employment is terminated by the Corporation or any Affiliate for Cause, any Options granted to such Participant that are then not yet exercised shall be forfeited at the time of such termination and shall not be exercisable thereafter and the Committee may, consistent with Section
         4.5 of the Plan, require that such Participant disgorge any profit, gain or other benefit received in respect of the exercise of any such Award for a period of up to twelve (12) months prior to the Participant's termination of employment for Cause. For purposes of this
         Section 6.6, in the event a Participant's employment is terminated by the Corporation or any Affiliate for Cause, the provisions of this
         Section 6.6(d) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

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                  (e)      Due to Resignation. Unless otherwise determined by
         the Committee, in the event a Participant's employment ends as a result of such Participant's resignation from the Corporation or any Affiliate, any Options granted to such Participant that are then not yet exercised shall be forfeited at the time of such termination and shall not be exercisable thereafter.

                  (f) Due to Any Other Reason. In the event the employment of the Participant shall terminate for any reason other than one described in Section 6.6 (a) through (e), any Options granted to such Participant which are exercisable at the date of the Participant's termination of employment may be exercised by the Participant (or, in the event of the Participant's death after termination of employment when the Option is exercisable pursuant to its terms, by the Participant's estate or as may otherwise be provided for in accordance with the requirements of Section 12.2) at any time prior to the expiration of the term of the Options or the ninetieth (90th) day following the Participant's termination of employment, whichever period is shorter, and any Options that are not exercisable at the time of termination of employment shall be forfeited at the time of such termination and not be exercisable thereafter.

                  (g) Termination of Service as a Nonemployee Director. If a Nonemployee Director shall terminate his service as a director for reasons other than removal for cause, any Options granted to such Participant shall become immediately exercisable in full and may be exercised by the Participant (or the Participant's estate, as the case may be) at any time before the expiration of the term of the Option.

ARTICLE VII
STOCK APPRECIATION RIGHTS (SARs)

         7.1 Grant of SARs. SARs may be granted to any Participants, all Participants or any class of Participants at such time or times as shall be determined by the Committee. SARs may be granted in tandem with an Option, on a freestanding basis, not related to any other Award, and/or with associated Dividend Equivalents. A grant of a SAR shall be evidenced in writing, whether as part of the agreement governing the terms of the Option, if any, to which such SARs relate or pursuant to a separate written agreement with respect to freestanding SARs, in each case containing such provisions not inconsistent with the Plan as the Committee shall approve.

         7.2 Terms and Conditions of SARs. Notwithstanding the provisions of Section 7.1, unless the Committee shall otherwise determine the terms and conditions (including, without limitation, the exercise period of the SAR, the vesting schedule applicable thereto and the impact of any termination of service on the Participant's rights with respect to the SAR) applicable with respect to
(i) SARs granted in tandem with an Option shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions applicable to the tandem Options and
(ii) freestanding SARs shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions that would have been applicable under Section 6 were the grant of the SARs a grant of an Option (including, but not limited to, the application of Section 6.6).

         7.3 Exercise of Tandem SARs. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares and may be exercised only with respect to the shares of Stock for which the related Award is then exercisable.

         7.4 Payment of SAR Amount. Upon exercise of a SAR, the holder shall be entitled to receive payment, in cash, in shares of Common Stock or in a combination thereof, as determined by the Committee, of an amount determined by multiplying:

                  (a) the excess, if any, of the Fair Market Value of a share of Stock at the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant, by

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                  (b)      the number of shares of Common Stock with respect to
which the SARs are then being exercised; provided, however, that at the time of grant with respect to any SAR payable in cash, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon the exercise of such SAR.

ARTICLE VIII
RESTRICTED STOCK, RESTRICTED UNITS AND DIVIDEND EQUIVALENTS

         8.1 Grant of Restricted Stock and Restricted Units. The Committee, in its sole discretion, may make Awards to Participants of Restricted Stock or Restricted Units. Any Award made hereunder of Restricted Stock or Restricted Units shall be subject to the terms and conditions of the Plan and to any other terms and conditions not inconsistent with the Plan (including, but not limited to, requiring the Participant to pay the Corporation an amount equal to the par value per share for each share of Restricted Stock awarded) as shall be prescribed by the Committee in its sole discretion, either at the time of grant or thereafter. As determined by the Committee, with respect to an Award of Restricted Stock, the Corporation shall either (i) transfer or issue to each Participant to whom an award of Restricted Stock has been made the number of shares of Restricted Stock specified by the Committee or (ii) hold such shares of Restricted Stock for the benefit of the Participant for the Restricted Period. In the case of an Award of Restricted Units, no shares of Common Stock shall be issued at the time an Award is made, and the Company shall not be required to set aside a fund for the payment of such Award. Dividends or Dividends Equivalents (if connected with the grant of Restricted Units) may be subject to the same terms and conditions as the underlying Award of Restricted Stock or Restricted Units.

         8.2 Grant, Terms and Conditions of Dividend Equivalents. The Committee, in its sole discretion, may make Awards to Participants of Dividend Equivalents in connection with the grant of Restricted Units, Options, SARs and/or Performance Shares. Unless the Committee shall otherwise determine, the terms and conditions (including, without limitation, the vesting schedule applicable thereto and the impact of any termination of service on the Participant's rights with respect to the Dividend Equivalent) shall be substantially identical (to the extent possible taking into account the differences related to the character of the Dividend Equivalent) to the terms and conditions applicable to the associated Award.

         8.3 Restrictions On Transferability. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Participant during the Restricted Period, except as hereinafter provided. Notwithstanding the foregoing, the Committee may permit (on such terms and conditions as it shall establish) shares of Restricted Stock and Restricted Units to be transferred during the Restricted Periods pursuant to
Section 12.1, provided that any shares of Restricted Stock or Restricted Units so transferred shall remain subject to the provisions of this Article VIII.

         8.4 Rights as a Shareholder. Except for the restrictions set forth herein and unless otherwise determined by the Committee, the Participant shall have all the rights of a shareholder with respect to such shares of Restricted Stock, including but not limited to, the right to vote and the right to receive dividends. A Participant shall not have any right, in respect of Restricted Units or Dividend Equivalents awarded pursuant to the Plan, to vote on any matter submitted to the Corporation's stockholders until such time as the shares of Common Stock attributable to such Restricted Units (and, if applicable, Dividend Equivalents) have been issued.

         8.5 Restricted Period. The Restricted Period shall commence upon the date of grant by the Committee and shall lapse with respect to the shares of Restricted Stock or Restricted Units on such date as determined by the Committee at the date an Award of Restricted Stock or Restricted Units (including any Dividend Equivalents issued) is made to the Participant by the Committee, unless sooner terminated as otherwise provided herein.

         8.6 Legending or Equivalent. To the extent that certificates are issued to a Participant in respect of shares of Restricted Stock awarded under the Plan (or in the event that such Restricted Stock are held electronically), such shares shall be registered in the name of the Participant and shall have such legends (or account restrictions) reflecting the restrictions of such Awards in such manner as the Committee may deem appropriate.

         8.7 Termination of Employment or Service as a Nonemployee Director. Unless the Committee shall otherwise

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determine at or subsequent to the date of grant:

                  (a) Due to Death. In the event a Participant's employment terminates by reason of death, the Restricted Period will lapse as to the entire portion of the shares of Restricted Stock and/or Restricted Units (including any associated Dividend Equivalents) transferred or issued to such Participant under the Plan.

                  (b) Due to Disability. In the event a Participant's employment terminates by reason of Disability, the Restricted Period will lapse as to the entire portion of the shares of Restricted Stock and/or Restricted Units (including any associated Dividend Equivalents) transferred or issued to such Participant under the Plan.

                  (c) Due to Approved Retirement. In the event a Participant's employment terminates by reason of Approved Retirement, the Restricted Period will lapse as to the entire portion of the shares of Restricted Stock and/or Restricted Units transferred or issued to such Participant under the Plan (including any associated Dividend Equivalents).

                  (d) Due to Cause. In the event a Participant's employment is terminated by the Corporation or any Affiliate for Cause, any Restricted Stock or Restricted Units (including any associated Dividend Equivalents) granted to such Participant shall be forfeited at the time of such termination, and the Committee may, consistent with Section 4.5 of the Plan, require that such Participant disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of Restricted Stock or Restricted Units (including any Dividend Equivalents) for a period of up to twelve (12) months prior to the Participant's termination of employment for Cause. For purposes of this Section 8.7, in the event a Participant's employment is terminated by the Corporation or any Affiliate for Cause, the provisions of this
         Section 8.7(d) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

                  (e) Due to Resignation. Unless otherwise determined by the Committee, in the event a Participant's employment ends as a result of such Participant's resignation from the Corporation or any Affiliate, any Restricted Stock granted to such Participant and all Restricted Units (including any associated Dividend Equivalents) credited to such Participant shall be forfeited upon the Participant's termination of employment.

                  (f) Due to Any Other Reason. In the event a Participant's employment is terminated by the Corporation or any Affiliate for any other reason during the applicable vesting period, the Participant (or the Participant's estate or beneficiaries, if the participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of shares of Restricted Stock or Restricted Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the applicable vesting period during which the Participant was an active employee and the denominator of which is the number of months in the applicable vesting period (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Restricted Stock or Restricted Units shall be considered vested and payment of such pro-rated Awards is to be made to the Participant (or beneficiaries or estate, if the Participant subsequently dies) as soon as practicable after the Participant's termination of employment.

                  (g) Termination of Service as a Nonemployee Director. In the event a Participant's service as a Nonemployee Director shall terminate for reasons other than removal for cause, the Restriction Period will lapse as to the entire portion of the shares of Restricted Stock and/or Restricted Units (including any associated Dividend Equivalents) transferred or issued to such Participant under the Plan.

         8.8 Issuance of New Certificate or Equivalent: Settlement of Restricted Units and Dividend Equivalents. Upon the lapse of the Restricted Period with respect to any shares of Restricted Stock, such shares shall no longer be subject to the restrictions imposed under Section 8.3 and the Corporation shall issue or have issued new share certificates (or remove any such restrictions that may have been established electronically) without the legend or equivalent described in Section 8.6 in exchange for those previously issued. Upon the lapse of the Restricted Period with respect to any Restricted Units, the Corporation shall deliver to the Participant, or the Participant's beneficiary or estate, as provided in Section 12.2, one share

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of Common Stock for each Restricted Unit as to which restrictions have lapsed and any Dividend Equivalents credited with respect to any Restricted Units, and any interest thereon. The Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock and/or Dividend Equivalents. If a cash payment is made in lieu of delivering Common Stock for the Restricted Units, the amount of such cash payment for each share of Common Stock to which a Participant is entitled shall be equal to the Fair Market Value of the Common Stock on the date on which the Restricted Period lapsed with respect to the related Restricted Unit.

ARTICLE IX
ANNUAL INCENTIVE AWARDS,
LONG-TERM PERFORMANCE UNIT AWARDS
AND PERFORMANCE SHARE AWARDS

         9.1      Annual Incentive Awards.

                  (a) General Description. At the direction of the Committee, Annual Incentive Awards may be made to Participants and, unless determined otherwise by the Committee at or after the date of grant, shall be paid in cash.

                  (b) Requirements for Covered Employees. For any Covered Employees and to the extent the Committee intends to comply with the requirements for performance-based Awards described generally under U.S. Code section 162(m), the Committee must certify, prior to payment of any such amounts, that any applicable Performance Goals and/or other requirements have been satisfied, and that such amounts are consistent with the limits provided under Section 5.2(b).

                  (c) Payment of Annual Incentive Awards. Unless the Committee determines otherwise either at grant or thereafter, in the event a Participant terminates employment before the end of an annual Performance Cycle due to death, Disability, or Approved Retirement, such Participant, or his or her estate, shall be eligible to receive a prorated Annual Incentive Award based on (a) in the case of death or Disability, full achievement of the Participant's Performance Goals for such Performance Cycle, and (b) in the case of Approved Retirement, the actual achievement of the Performance Goals for such Performance Cycle, in each case prorated for the portion of the Performance Cycle completed before the Participant's termination of employment. If a Participant terminates employment before payment of an Annual Incentive Award is authorized by the Committee for any reason other than death, Disability or Approved Retirement, the Participant shall forfeit all rights to such Annual Incentive Award unless otherwise determined by the Committee.

         9.2      Long-Term Performance Unit Awards.

                  (a) General Description. At the discretion of the Committee, grants of Long-Term Performance Unit Awards may be made to Participants.

                  (b) Requirements for Covered Employees. For any Covered Employees and to the extent the Committee intends to comply with the requirements for performance-based Awards described generally under U.S. Code section 162(m), the Committee must certify, prior to payment of any such amounts, that any applicable Performance Goals and/or other requirements have been satisfied, and that such amounts paid are consistent with the limits provided under Section 5.2(b).

                  (c) Payment of Long-Term Performance Unit Awards. Long-Term Performance Unit Awards shall be payable in cash, Common Stock, or a combination of cash and Common Stock at the discretion of the Committee. Unless the Committee shall otherwise determine at or subsequent to the date of grant:

                           (i) Due to Death. In the event a Participant's employment terminates by reason of death during the applicable Performance Cycle, the Participant's estate or beneficiaries will receive a lump sum payment as soon as practicable of such Long-Term Performance Unit Award, calculated as if the target value or equivalent value for each Unit had, in fact, been achieved.

                           (ii)     Due to Disability. In the event a
                  Participant's employment terminates by reason of Disability during the applicable Performance Cycle, the Participant (or the Participant's estate or beneficiaries, if the Participant subsequently dies) will receive a lump sum payment as soon as practicable of such Long-Term Performance Unit Award, calculated as if the target value or equivalent value for each Unit had, in fact, been achieved.

                           (iii) Due to Approved Retirement. In the event a Participant's employment terminates by reason of Approved Retirement during the applicable Performance Cycle, the Participant (or the Participant's estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of Long-Term Performance Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Long-Term Performance Units shall be considered vested and payment made to the Participant in a lump sum as soon as practicable after the completion of the respective Performance Cycle and the final valuation of such Units is determined.

                  (iv) Due to Cause. In the event a Participant's employment is terminated by the Corporation or any Affiliate for Cause, any outstanding Long-Term Performance Unit Awards shall be cancelled and the Committee may, consistent with Section 4.5 of the Plan, require that such Participant disgorge any profit, gain or other benefit received in respect of the payment of any prior Long-Term Performance Unit Awards received within a period of twelve (12) months prior to the Participant's termination of employment for Cause. For purposes of this
         Section 9.2(c)(iv), in the event a Participant's employment is terminated by the Corporation or any Affiliate for Cause, the provisions of this Section 9.2(c)(iv) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

                  (v) Due to Resignation. Unless otherwise determined by the Committee, in the event a Participant's employment ends as a result of such Participant's resignation from the Corporation or any Affiliate, any Long-Term Performance Units credited to such Participant shall be forfeited upon the Participant's termination of employment.

                  (vi) Due to Any Other Reason. In the event a Participant's employment is terminated by the Corporation or any Affiliate for any other reason during the applicable Performance Cycle, the Participant (or the Participant's estate Participant (or the Participant's estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of Long-Term Performance Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Long-Term Performance Units shall be considered vested and payment made to the Participant of a lump sum payment as soon as practicable of such pro-rated Long-Term Performance Unit Award, calculated as if the target value or equivalent value for each Unit had, in fact, been achieved.

         9.3      Performance Shares.

                  (a) General Description. At the discretion of the Committee, grants of Performance Share Awards may be made to Participants.

                  (b) Requirements for Covered Employees. For any Covered Employees and to the extent the Committee intends to comply with the requirements for performance-based Awards described generally under U.S. Code section 162(m), the Committee must certify, prior to payment of any such amounts, that any applicable Performance Goals and/or other requirements have been satisfied, and that such amounts paid are consistent with the limits provided under Section 5.2(b).

                  (c) Payment of Performance Share Awards. Performance Share Awards shall be payable in Common Stock. Unless the Committee shall otherwise determine at or subsequent to the date of grant:

                           (i) Due to Death. In the event a Participant's employment terminates by reason of death during the applicable Performance Cycle, the Participant's estate or beneficiaries will receive a lump sum payment as soon as practicable of such Performance Share Award, calculated as if the target number of Performance Shares had, in fact, been earned.

                           (ii)     Due to Disability. In the event a
                  Participant's employment terminates by reason of Disability during the applicable Performance Cycle, the Participant (or the Participant's estate or beneficiaries, if the Participant subsequently dies) will receive a lump sum payment as soon as practicable of such Performance Share Award, calculated as if the target number of Performance Shares had, in fact, been earned.

                           (iii) Due to Approved Retirement. In the event a Participant's employment terminates by reason of Approved Retirement during the applicable Performance Cycle, the Participant (or the Participant's estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of Performance Shares granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Performance Shares shall be considered vested and payment made to the Participant in a lump sum as soon as practicable after the completion of the respective Performance Cycle and the final number of Performance Shares has been determined.

                           (iv) Due to Cause. In the event a Participant's employment is terminated by the Corporation or any Affiliate for Cause, any outstanding Performance Share Awards shall be cancelled and the Committee may, consistent with Section 4.5 of the Plan, require that such Participant disgorge any profit, gain or other benefit received in respect of the payment of any prior Performance Share Awards received within a period of twelve (12) months prior to the Participant's termination of employment for Cause. For purposes of this
                  Section 9.3(c)(iv), in the event a Participant's employment is terminated by the Corporation or any Affiliate for Cause, the provisions of this Section 9.3(c)(iv) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

                           (v) Due to Resignation. Unless otherwise determined by the Committee, in the event a Participant's employment ends as a result of such Participant's resignation from the Corporation or any Affiliate, any Performance Share Awards credited to such Participant shall be forfeited upon the Participant's termination of employment.

                           (vi) Due to Any Other Reason. In the event a Participant's employment is terminated by the Corporation or an Affiliate for any other reason during the applicable Performance Cycle, the Participant (or the Participant's estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner:
                  (i) the number of Performance Shares granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Performance Shares shall be considered vested and payment made to the Participant of a lump sum payment as soon as practicable of such pro-rated Performance Share Award, calculated as if the target number of Performance Shares had, in fact, been earned.

ARTICLE X
CHANGE OF CONTROL

         10.1 Accelerated Vesting and Payment of Awards. Subject to the provisions of Section 10.3, in the event of a Change of Control each Option and SAR then outstanding shall be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and/or SAR, and the Restricted Period shall lapse as to each share of Restricted Stock and each Restricted Unit then outstanding. In connection with such a Change of Control, the Committee may, in its discretion, provide that each Option, SAR, Restricted Stock and/or Restricted Unit shall, upon the occurrence of such Change of Control, be cancelled in exchange for a payment per share/unit (the "Settlement Payment") in an amount based on the Change of Control Price. Such Settlement Payment shall be in the form of cash.

         10.2 Long Term Performance Unit Awards and Performance Share Awards. Subject to the provisions of Section 10.3, in the event of a Change of Control, (a) any outstanding Long Term Performance Unit Awards or Performance Share Awards relating to Performance Cycles ending prior to the Change of Control which have been earned but not paid shall become immediately payable,
(b) all then-in-progress Performance Cycles for Long Term Performance Unit Awards or Performance Share Awards that are outstanding shall end, and all Participants shall be deemed to have earned an award equal to the Participant's target award opportunity for the Performance Cycle in question, and (c) the Corporation shall pay all such Long Term Performance Unit Awards and Performance Share Awards as a Settlement Payment within thirty (30) days of such Change of Control, based on the Change of Control Price. Such Settlement Payment shall be in cash.

         10.3 Alternative Awards. Notwithstanding Section 10.1 or 10.2, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit and/or Performance Share if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit and/or Performance Share shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or an affiliate of such employer) immediately following the Change of Control; provided that any such Alternative Award must:

                  (a) be based on stock that is traded on an established securities market;

                  (b) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit and/or Performance Share, including, but not limited to, an identical or better exercise or vesting schedules;

                  (c) have substantially equivalent value to such Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit and/or Performance Share (determined at the time of the Change in Control); and

                  (d) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated for any reason other than for Cause, all of such Participant's Options, SARs, Restricted Stock, Long-Term Performance Units and/or Performance Shares shall be deemed immediately and fully exercisable and/or all restrictions shall lapse, and shall be settled for a payment per each share of stock subject to the Alternative Award in cash, in immediately transferable, publicly traded securities, or in a combination thereof, in an amount equal to (i) the Fair Market Value of such stock on the date of the Participant's termination (with respect to any Restricted Stock and/or Restricted Units, (ii) the excess of the Fair Market Value of such stock on the date of the Participant's termination over the corresponding exercise or base price per share, if any (with respect to any Option and/or SARs), or (iii) the Participant's target award opportunity for the Performance Cycle in question (with respect to any Long-Term Performance Units or Performance Shares).

ARTICLE XI
AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

         11.1 General. The Board may, at any time and from time to time amend, modify, suspend, or terminate this Plan, in whole or in part, without notice to or the consent of any participant or employee; provided, however, that any amendment which would (i) increase the number of shares available for issuance under the Plan, (ii) lower the minimum exercise price at which an Option (or the base price at which a SAR) may be granted or (iii) change the individual Award limits or (iv) require shareholder approval under NASDAQ rules or the rules of any other exchange where the Common Stock may then be traded, shall be subject to the approval of the Corporation's shareholders. No amendment, modification or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant, provided, however, that

         (a) any change pursuant to, and in accordance with the requirements of, Article X;

         (b) any acceleration of payments of amounts accrued under the Plan by action of the Committee or by operation of the Plan's terms; or (c) any decision by the Committee to limit participation (or other features of the Plan) prospectively under the Plan shall not be deemed to violate this provision.

ARTICLE XII
MISCELLANEOUS PROVISIONS

         12.1 Transferability of Awards. No Awards granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. No transfer of an Award by will or by the laws of descent and distribution shall be effective to bind the Corporation unless the Corporation shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Board of Directors or the Committee may determine necessary to establish the validity of the transfer.

         12.2 Treatment of Any Outstanding Rights or Features Upon Participant's Death. Any Awards, rights or features remaining unexercised or unpaid at the Participant's death shall be paid to, or exercised by, the Participant's estate except where otherwise provided by law, or when done in accordance with other methods (including a beneficiary designation process) put in place by the Committee or a duly appointed designee from time to time. Except as otherwise provided herein, nothing in this Plan is intended or may be construed to give any person other than Participants any options, rights or remedies under this Plan.

         12.3 Deferral of Payment. The Committee may, in the Award agreement or otherwise, permit a Participant to elect, upon such terms and conditions as the Committee may establish, to defer receipt of shares of Common Stock that would otherwise be issued upon exercise or vesting of an Award. Notwithstanding anything else contained herein to the contrary, deferrals shall not be permitted hereunder in a way that will result in the Corporation or any Affiliate being required to recognize a financial accounting charge due to such deferral that is substantially greater than the charge, if any, that was associated with the underlying Award.

         12.4 Awards In Substitution for Awards Granted By Other Companies. Awards may be granted under the Plan from time to time as replacements for awards (including, but not limited to, options, common stock, restricted stock, performance shares or performance units) held by employees of other companies who become Employees of the Corporation or of any Affiliate as a result of a merger or consolidation of the employing Corporation with the Corporation, or such Affiliate, or the acquisition by the Corporation or an Affiliate of all or a portion of the assets of the employing Corporation. Shares issued in connection with such substitute Awards shall not reduce the number of shares of Common Stock issuable under Section 5.1 of the Plan.

         12.5 No Guarantee of Employment or Participation. The existence of the Plan shall not be deemed to constitute a contract of employment between the Corporation or any affiliate and any Eligible Individual or Participant, nor shall it constitute a right to remain in the employ of the Corporation or any affiliate. The terms or existence of this Plan, as in effect at any time or from time to time, or any Award granted under the Plan, shall not interfere with or limit in any way the right of the Corporation or any Affiliate to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Corporation or any Affiliate of the Corporation. Each employee of the Corporation or any Affiliate remains at will. Except to the extent expressly selected by the Committee to be a Participant, no person (whether or not an Eligible Individual or a Participant) shall at any time have a right to be selected for (or additional) participation in the Plan, despite having previously participated in an incentive or bonus plan of the Corporation or an Affiliate.

         12.6 Tax Withholding. The Corporation or an Affiliate shall have the right and power to deduct from all payments or distributions hereunder, or require a Participant to remit to the Corporation promptly upon notification of the amount due, an amount (which may include shares of Common Stock) to satisfy any Puerto Rico, federal, state, local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Award. The Corporation may defer payments of cash or issuance or delivery of Common Stock until such withholding requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (a) to have shares of Common Stock otherwise issuable under the Plan withheld by the Corporation or (b) to deliver to the Corporation previously acquired shares of Common Stock (through actual tender or attestation), in either case for the greatest number of whole shares having a Fair Market Value on the date immediately preceding the date of exercise not in excess of the amount required to satisfy the withholding tax obligations.

         12.7 Tax Offset Payments. The Committee shall have the authority at the time of any award under this Plan or anytime thereafter to make Tax Offset Payments to assist Participants in paying income taxes incurred as a result of their participation in this Plan. The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Board or the Committee shall determine) of the taxable income recognized by a Participant upon (i) the exercise of a Nonstatutory Stock Option, or (ii) the disposition of shares received upon exercise of a QSO or an ISO. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Corporation to assist Participants in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments shall be subject to the restrictions on transferability applicable to Options set forth in Section 12.1.

         12.8 No Limitation on Compensation; Scope of Liabilities. Nothing in the Plan shall be construed to limit the right of the Corporation to establish other plans if and to the extent permitted by applicable law. The liability of the Corporation, or any Affiliate under this Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of this Plan may be construed to impose any further or additional duties, obligations, or costs on the Corporation or any affiliate thereof or the Committee not expressly set forth in the Plan.

         12.9 Requirements of Law. The granting of Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         12.10 Term of Plan. The Plan shall be effective upon the Effective Date. The Plan shall terminate on the earlier of (a) the termination of the Plan pursuant to Article XI, or (b) when no more shares are available for issuance of Awards under the Plan.

         12.11 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Puerto Rico without regard to principles of conflict of laws.

         12.12 Securities Law Compliance. Instruments evidencing Awards may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable, including a requirement that the Participant represent to the Corporation in writing, when an Award is granted or when he receives shares with respect to such Award (or at such other time as the Committee deems appropriate) that he is accepting such Award, or receiving or acquiring such shares (unless they are then covered by a Securities Act of 1933 registration statement), for his own account for investment only and with no present intention to transfer, sell or otherwise dispose of such shares except such disposition by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of the Participant. Such shares shall be transferable, or may be sold or otherwise disposed of only if the proposed transfer, sale or other disposition shall be permissible pursuant to the Plan and if, in the opinion of counsel satisfactory to the Corporation, such transfer, sale or other disposition at such time will be in compliance with applicable securities laws.

         12.13 No Impact On Benefits. Except as may otherwise be specifically provided for under any employee benefit plan, policy or program provision to the contrary, Awards shall not be treated as compensation for purposes of calculating an Eligible Individual's right under any such plan, policy or program.

         12.14    No Constraint on Corporate Action. Except as provided in
Article XI, nothing contained in this Plan shall be construed to prevent the Corporation, or any affiliate, from taking any corporate action (including, but not limited to, the Corporation's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on this Plan, or any Awards made under this Plan. No employee, beneficiary, or other person, shall have any claim against the Corporation or any of its Affiliates, as a result of any such action.

         12.15 Captions. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

POPULAR, INC.

IF YOU WISH TO VOTE BY TELEPHONE, INTERNET OR MAIL, PLEASE READ THE INSTRUCTIONS BELOW.

Popular, Inc. encourages you to take advantage of the convenient ways to vote for matters to be covered at the 2004 Annual Meeting of Stockholders. Please take the opportunity to use one of the three voting methods outlined below to cast your ballot.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Please mark, sign, date and return this card promptly using the enclosed postage prepaid envelope. No postage is required if mailed in the United States, Puerto Rico or the U.S. Virgin Islands.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                THE ENCLOSED ENVELOPE.

  PLEASE SIGN AS YOUR NAME APPEARS ON THIS FORM.
IF SHARES ARE HELD JOINTLY, ALL OWNERS SHOULD SIGN.
            (Vea al dorso texto en espanol)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                      PROXY
POPULAR, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
   TO BE HELD ON FRIDAY, APRIL 30, 2004

To the Stockholders of Popular, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Popular, Inc. (the "Meeting") for the year 2004 will be held at 9:00 a.m. on Friday, April 30, 2004, on the third floor of the Cento Europa Building, in Santurce, Puerto
Rico, to consider and act upon the following matters:

(1) To elect three (3) directors of Popular, Inc. (the "Corporation") for a three-year term:

                                         FOR    WITHHOLD     FOR ALL       To withhold authority to vote, mark "For All Except"
                                         ALL      ALL        EXCEPT        and write the nominee's number on the line below.
         1)       Jose B. Carrion Jr.    [ ]      [ ]          [ ]
         2)       Manuel Morales Jr.
         3)       Jose R. Vizcarrondo                                      ----------------------------------------------------

(2)      To elect two (2) directors of the Corporation for a one-year term:


         4)       Maria Luisa Ferre
         5)       Frederic V. Salerno


                                                                                               For        Against    Abstain
(3)      To ratify the selection of the Corporation's independent auditors for
         2004;                                                                                 [ ]          [ ]        [ ]

(4)      To amend Article Fifth of the Restated Articles of Incorporation to
         increase the authorized number of shares of common stock, par value $6,
         from 180,000,000 to 470,000,000;                                                      [ ]          [ ]        [ ]

(5)      To amend Article Fifth of the Restated Articles of Incorporation to
         increase the authorized number of shares of preferred stock without par
         value from 10,000,000 to 30,000,000;                                                  [ ]          [ ]        [ ]


(6)      To amend Article Eighth of the Restated Articles of Incorporation to
         eliminate the requirement that the total number of directors shall
         always be an odd number and;                                                          [ ]          [ ]        [ ]

(7)      To approve the Corporation's 2004 Omnibus Incentive Plan.                             [ ]          [ ]        [ ]

Stockholders of record at the close of business on March 11, 2004, are entitled to notice of and to vote at the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4, 5, 6 AND 7 ABOVE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard L. Carrion, Jorge A. Junquera and David
H. Chafey Jr. or any one or more of them as Proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated above all the shares of common stock of Popular, Inc. held of record by the undersigned on March 11, 2004, at the Annual Meeting of Stockholders to be held at the Centro Europa Building, 1492 Ponce de Leon Avenue, 3rd Floor, San Juan, Puerto Rico, on April 30, 2004, at 9:00 a.m. or at any adjournments thereof. The Proxies are further authorized to vote such shares upon any other business that may properly come before the meeting or any adjournments thereof.


Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hardcopy, please note that you will continue
to receive a proxy card for voting purposes.  Yes [ ]   No [ ]



----------------------------------  ----         -----------------------   ----
Signature [PLEASE SIGN WITHIN BOX]  Date         Signature (Joint Owners)  Date